As filed with the Securities and Exchange Commission on April 30, 1999
                                            1933 Act Registration No. 333-72875

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------


                        PRE-EFFECTIVE AMENDMENT NO. 1 TO


                             Registration Statement
                                       on
                                    FORM S-6

                                FOR REGISTRATION
                                   Under the
                             SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                                 -------------

             Lincoln Life Flexible Premium Variable Life Account S
                           (Exact Name of Registrant)

                  The Lincoln National Life Insurance Company
                              (Name of Depositor)

              1300 South Clinton Street, Fort Wayne, Indiana 46802 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code
                                 (219) 455-2000

                                 -------------

          Jack D. Hunter, Esquire                         Copy to:
The Lincoln National Life Insurance Company        George Gingold, Esquire
          200 East Berry Street                     197 King Philip Drive
             P.O. Box 1110                       West Hartford, CT 06117-1409
      Fort Wayne, Indiana 46802
(Name and Address of Agent for Service)

                                 -------------

                  Approximate date of proposed public offering:
 As soon as practicable after the effective date of the registration statement.


  Indefinite Number of Units of interest in Variable Life Insurance Contracts
                     (Title of Securities Being Registered)


                                 -------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

================================================================================

                             Cross Reference Sheet
                            (Reconciliation and Tie)
                      Required by Instruction 4 to Form S-6

 Item of Form N-8B-2    Location in Prospectus
---------------------   -----------------------
           1            Cover Page; Highlights
           2            Cover Page
           3            *
           4            Distribution of Policies
           5            Lincoln Life, the Separate Account and the General Account
           6(a)         Lincoln Life, the Separate Account and the General Account
           6(b)         *
           9            Legal Matters
          10(a)-(c)     Right to Examine the Policy; Surrenders; Accumulation Unit Value; Reports to
                        Policyowners
          10(d)         Policy Loans; Partial Surrenders; Allocation of Premiums
          10(e)         Reinstatement of a Lapsed Policy
          10(f)         Right to Instruct Voting of Fund Shares
          10(g)-(h)     *
          10(i)         Premium Payments; Allocations and Transfers; Death Benefit; Policy Values; Settlement Options
          11            Separate Account--Funds
          12            Separate Account--Funds
          13            Charges and Fees
          14            Policy Rights
          15            Premium Payments; Allocations and Transfers
          16            Separate Account--Funds
          17            Partial Surrenders
          18
          19            Reports to Policyowners
          20            *
          21            Policy Loans
          22            *
          23            The Company
          24            Age; Incontestability; Suicide;
          25            The Company
          26            Fund Participation Agreements
          27            The Variable Account
          28            Directors and Officers of Lincoln Life
          29            The Company
          30            *
          31            *
          32            *

 Item of Form N-8B-2    Location in Prospectus
---------------------   ----------------------
          33            *
          34            *
          35            *
          37            *
          38            Distribution of Policies
          39            Distribution of Policies
          40            *
          41(a)         Distribution of Policies
          42            *
          43            *
          44            Separate Account--The Funds; Premium Payments
          45            *
          46            Partial Surrenders
          47            The Variable Account; Partial Surrenders, Allocations and Transfers
          48            *
          49            *
          50            The Variable Account
          51            Highlights; Premium Payments;
          52            Lincoln Life, the Separate Account and the General Account
          53            Tax Matters
          54            *
          55            *

---------------
* Not Applicable

The Lincoln National Life Insurance Company Lincoln Life Flexible Premium Variable Life Account S--Preliminary Prospectus Dated April 30, 1999

Home Office Location:         Administrative Office:
1300 South Clinton Street     Lincoln Corporate Specialty Markets
P.O. Box 1110                 350 Church Street--MSM 1
Fort Wayne, Indiana 46802     Hartford, CT 06103-1106
(800) 942-5500                (860) 466-1561


--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company. The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization.

The Policy features:
           o flexible Premium Payments
           o a choice of life insurance qualification method
           o a choice of one of three death benefit options
           o a choice of underlying investment options

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with this Policy.

This Prospectus is intended to describe the variable options used to fund this Policy through the Separate Account. The variable funding options (collectively, the "Funds") currently available through the Separate Account are:

American Century Variable
Products Group, Inc.
o American Century VP Income &
  Growth Fund
o American Century VP International Fund


Baron Capital Funds Trust
o Baron Capital Asset Fund


BT Insurance Funds Trust
o BT EAFE(R) Equity Index Fund
o BT Equity 500 Index Fund
o BT Small Cap Index Fund


Delaware Group Premium Fund, Inc.
o Delaware Group Delchester Series
o Delaware Group Devon Series
o Delaware Group International Series
o Delaware Group REIT Series
o Delaware Group Small Cap Value
  Series

Fidelity Variable Insurance
Products Fund
o Fidelity VIP Growth Portfolio-Service
  Class

Fidelity Variable Insurance
Products Fund II
o Fidelity VIP II Asset Manager
  Portfolio-Service Class
o Fidelity VIP II Contrafund Portfolio-
  Service Class


Janus Aspen Series
o Janus Aspen Series Aggressive Growth Portfolio
o Janus Aspen Series Balanced Portfolio
o Janus Aspen Series Worldwide Growth Portfolio

Lincoln National Funds
o LN Bond Fund, Inc.
o LN Capital Appreciation Fund, Inc.
  (subadviser: Janus Capital Corp.)
o LN Equity-Income Fund, Inc.
  (subadviser: Fidelity Management Trust Co.)
o LN Money Market Fund, Inc.
o LN Social Awareness Fund, Inc.
  (subadviser: Vantage Global Advisors)

MFS Variable Insurance Trust
o MFS Research Series
o MFS Total Return Series
o MFS Utilities Series
o MFS Capital Opportunities Series

Neuberger Berman Advisers Management Trust
o NB AMT Mid-Cap Growth Portfolio
o NB AMT Partners Portfolio


OCC Accumulation Trust
o OCC Trust Managed Portfolio


OppenheimerFunds
o Oppenheimer Main Street Growth and Income
  Fund/VA


Templeton Variable Products
Series Fund
o Templeton Asset Allocation Fund-Class 2
o Templeton International Fund-Class 2
o Templeton Stock Fund-Class 2

--------------------------------------------------------------------------------
Read this prospectus and the prospectuses of the Funds available as investment options through the separate account under the Policy offered by this prospectus carefully. Keep them for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Table of Contents

HIGHLIGHTS .................................................       3
 A Flexible Premium Variable Life Insurance Policy .........       3
 Initial Choices to be Made ................................       3
 Amount of Premium Payment .................................       3
 Life Insurance Qualification Method .......................       3
 Death Benefit Options .....................................       4
 Selection of Funding Vehicles .............................       4
 Charges and Fees ..........................................       5
 Policy Loans, Withdrawals and Surrenders ..................       6
 Changes in Specified Amount ...............................       6
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE
GENERAL ACCOUNT ............................................       6
BUYING VARIABLE LIFE INSURANCE .............................       7
ALLOCATION OF PREMIUMS .....................................       8
 Fixed Account .............................................       9
 Separate Account -- Funds .................................       9
 Mixed and Shared Funding ..................................      14
 Fund Participation Agreements .............................      14
CHARGES & FEES .............................................      15
 Premium Load ..............................................      15
 Premium Load Refund .......................................      15
 Premium Tax Charge ........................................      15
 Charges and Fees Assessed Against the Total
  Account Value ............................................      15
 Charges and Fees Associated with the Variable
  Funding Options ..........................................      16
 Reduction of Charges ......................................      18
POLICY CHOICES .............................................      19
 Premium Payments ..........................................      19
 Life Insurance Qualification ..............................      20
 Death Benefit Options .....................................      21
 Allocations and Transfers to Funding Options ..............      22
POLICY VALUES ..............................................      23
 Total Account Value .......................................      23
 Accumulation Unit Value ...................................      23
 Maturity Value ............................................      24
 Surrender Value ...........................................      24
POLICY RIGHTS ..............................................      24
 Partial Surrenders ........................................      24
 Reinstatement of a Lapsed Policy ..........................      25
 Policy Loans ..............................................      25
 Policy Changes ............................................      26
 Right to Examine the Policy ...............................      27

DEATH BENEFIT ..............................................      27
POLICY SETTLEMENT ..........................................      27
 Settlement Options ........................................      27
TERM INSURANCE RIDER .......................................      29
THE COMPANY ................................................      31
 Directors and Officers of Lincoln Life ....................      31
ADDITIONAL INFORMATION .....................................      32
 Reports to Policyowners ...................................      32
 Right to Instruct Voting of Fund Shares ...................      32
 Disregard of Voting Instructions ..........................      33
 State Regulation ..........................................      33
 Legal Matters .............................................      33
 The Registration Statement ................................      34
 Distribution of the Policies ..............................      34
 Records and Accounts ......................................      34
 Experts....................................................      35
 Advertising ...............................................      35
 Preparing for Year 2000 ...................................      35
TAX MATTERS ................................................      36
 General ...................................................      36
 Federal Tax Status of the Company .........................      37
 Life Insurance Qualification ..............................      37
 General Rules .............................................      38
 Modified Endowment Contracts ..............................      38
 Diversification Standards .................................      39
 Investor Control ..........................................      39
 Other Tax Considerations ..................................      40
MISCELLANEOUS POLICY PROVISIONS ............................      40
 Payment of Benefits .......................................      40
 Age .......................................................      41
 Incontestability ..........................................      41
 Suicide ...................................................      41
 Coverage Beyond Maturity ..................................      41
 Nonparticipation ..........................................      41
Appendix A --
Illustrations of Death Benefits, Total Account Values
 and Surrender Values ......................................      42
Appendix B --
Corridor Percentages .......................................      56
Financial Statements of the Company ........................     S-1

HIGHLIGHTS

A Flexible Premium Variable Life Insurance Policy


This Prospectus describes a flexible premium variable life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company ("Lincoln Life", the "Company", "we", "us", "our") through Lincoln Life Flexible Premium Variable Life Account S (the "Separate Account" or "Account S"). The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans.


The value of your Policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

Initial Choices to be Made

The Policyowner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have important choices to make when the Policy is first purchased. You need to choose:


o the amount of premium you want to pay (see page 18);

o either of two life insurance qualification methods (see page 19);

o one of three death benefit options (see page 20);


o the amount of the Net Premium Payment to be placed in each of the funding options selected. The Net Premium Payment is the balance of Premium Payment that remains after certain charges are deducted from it.


Amount of Premium Payment

One of your initial decisions is how much premium to pay. Premium Payments may be changed within the limits described on page 18. If the Policy lapses because your monthly deduction is larger than the Net Accumulation Value, you may reinstate the Policy. See page 24.

You may use the value of your Policy to pay the premiums due and continue the Policy in force if sufficient values are available. If the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more Premium Payments. Charges against Policy values for the Cost of Insurance increase (see page 15) as the Insured gets older.

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the "right-to-examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select unless your state requires a full refund of premiums. If you then decide you do not want your Policy, you will receive a refund. See page 26.

Life Insurance Qualification Method

At the time of purchase you must choose which life insurance qualification method best suits your needs--Cash Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to total account value. The Guideline Premium method may also restrict premiums payable under the Policy. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

Death Benefit Options

The Death Benefit is the amount we pay the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date the Insured died. We will pay the Death Benefit in one lump sum or under one of the annuity settlement options.

The three death benefit options available usually provide a level, varying or increasing death benefit, depending on the option selected. See page 21 for more details on death benefit options.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

If you have surrendered a portion of your Policy, any surrendered amount will reduce your initial death benefit. If you borrow against your Policy or surrender a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your initial death benefit.


Selection of Funding Vehicles

This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each Fund has its own investment objective. You should review each Fund's prospectus before making your decision.


You must choose the Fund(s) (Sub-Account(s)) in which you want to place each Net Premium Payment. These Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Separate Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 9.


You may also choose to place the Net Premium Payment or part of it into the Fixed Account. Net Premium Payments put into the Fixed Account:

o become part of the Company's General Account;

o do not share the investment experience of the Separate Account; and

o have a guaranteed minimum interest rate of 4.0% per year.


For additional information on the Fixed Account, see page 8.

Charges and Fees


A premium load is deducted from all of your premium payments. (See page 14) Currently, the premium load is:


   Policy Year(s)
  1           10.5%
  2-5          7.5%
  6-7          3.5%
  8+           1.5%


If you fully surrender your Policy within 24 months after Date of Issue, you may be entitled to receive partial credit for premium loads deducted from your Policy. (See page 14).


For these purposes an increase in Specified Amount is treated as a newly issued policy.


An explicit premium tax charge equal to the state and municipal taxes associated with premiums received is also deducted from premium payments.

A monthly deduction is made from the total account value on the same day of each month beginning with the date of issue. The monthly deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. Once a policy is issued, monthly deductions will begin as of the date of issue, even if the Policy's issuance was delayed due to underwriting requirements or other reasons. The monthly deduction also includes a monthly administrative expense charge during all policy years. The monthly Administrative Expense is currently $6, and is guaranteed not to exceed $10. See page 15.

A daily deduction is made from the assets of Separate Account S for mortality and expense risk, currently at an annual rate of:


   Policy Year(s)
  1-10         0.70%
  11+          0.35%


The Company reserves the right to increase the mortality and expense risk charge but it will never exceed 0.90% annually. (See page 15).

Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges and other fund expenses. The table on pages 16 - 17 shows you the current charges and expenses.

Before the Maturity Date you may make transfers between funding options. The Company allows twelve transfers each Policy Year; beyond twelve, a $25 charge may apply. Within 45 days after each Policy Anniversary, you may also transfer to the Separate Account 20% of the greatest amount held in the Fixed Account Value during the prior 5 years, or $1000 if greater. See page 21.


There are no Surrender Charges for your Policy.

Policy Loans, Withdrawals and Surrenders


You may borrow within described limits against the Policy. You may surrender your Policy in full or withdraw part of its value. Upon the maturity of your Policy, you may select one of the annuity settlement options or, prior to maturity, you may apply the value of your Policy, minus surrender charges and loan account amounts, to one of the annuity settlement options.

If you borrow against your Policy, interest will accrue at an annual rate which will be the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months prior to the Policy Anniversary month, or 5.0% if greater.

Interest will be credited on the Loan Account Value at an annual rate that is the interest charged on the loan minus a rate not to exceed 0.90%. The minimum interest credited will be no less than 4.0% annually. See page 24.

Changes in Specified Amount

Within certain limits, you may increase or decrease the specified amount beginning with the second policy year. Increases will require satisfactory evidence of insurability. Decreases in the first five years are subject to approval of the Company. Currently the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See page 24.


LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

Lincoln Life, an Indiana life insurance company incorporated in 1905, is among the nation's largest writers of annuities, individual life insurance and life reinsurance. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed in all states (except New York), the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands. Its principal office is at 1300 South Clinton Street, Fort Wayne, IN 46802. Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

Account S is a "separate account" of the Company established on November 2, 1998. Account S was established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. Under Indiana law, the assets of Account S attributable to the Policies, through the property of Lincoln Life, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy Lincoln Life's obligations under the Policies. Account S income, gains, and losses are credited to or charged against Account S without regard to other income, gains, or losses of Lincoln Life. The values and investment performance of Account S are not guaranteed. Account S is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the Investment Company Act of 1940, as amended ("1940 Act") and meets the 1940 Act's definition of "separate account". The Commission does not supervise the management, investment practices, or policies of Lincoln Life or Account S. Lincoln Life has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

Account S is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies.

On each Valuation Day, Net Premium Payments allocated to Account S will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account S are raised by selling Fund shares at net asset value.


The Funds now available in Account S and their investment objectives are on pages 9 - 13. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.


Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

Lincoln Life reserves the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in its sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available to Lincoln Life for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

Shares of the Funds may be used by Lincoln Life and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/
Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. The General Account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Amounts held in the Fixed Account will be credited with interest at rates Lincoln Life determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the Securities Act of 1933, as amended ("1933 Act") in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE


The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

The Policy is available for purchase by corporations or groups where individuals share a common employer or affiliation with a group or sponsoring organization. Each Policy covers a single insured. The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans. The Policy should not be considered for employer pension or profit sharing programs. The Policy is not available in all states. State regulations may vary your Policy's provisions.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis.

Unless a policy has become a "modified endowment contract" (see page 36), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income.

Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page
54).


ALLOCATION OF PREMIUMS


You may allocate all or a part of your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. The investment results of the Funds, whose objectives are described below, are likely to differ significantly. Except where otherwise indicated, all of the Funds are diversified, as defined in the 1940 Act.

Any monies received prior to policy issue will be credited with the return attributable to the LN Money Market Fund from the date of receipt until the day the Policy is issued.

In states which do not require a full refund of premiums during the Right to Examine Period, the Policy value and future Net Premiums will be allocated as of the date the Policy is issued in accordance with the Policy owner's selected premium allocation percentages.

In states which require a full refund of premiums during the Right to Examine Period, the first Net Premium will be allocated in its entirety as of the issue date to the LN Money Market Fund, regardless of the Policy owner's premium allocation percentages. Any other Net Premium received prior to the expiration of the Right to Examine period will also be allocated to the LN Money Market Fund. On the day following the expiration of the Right to Examine Period, the policy value and future Net Premiums will be allocated in accordance with the Policy owner's selected premium allocation percentages.


Fixed Account

The Fixed Account is the only investment option offered with a guaranteed return. Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the

Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.


Separate Account

Funds


Each of the Separate Sub-Accounts is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds is a series of one of seventeen Massachusetts or Delaware business trusts or a Maryland corporation. Each such trust or corporation is registered as an open-end, management investment company under the 1940 Act. All of the Funds except for the Delaware Group REIT Series are diversified under the 1940 Act.


Listed below are the Fund groups, their investment advisors and distributors, and the Funds within each that are available under the Policies.

American Century Variable Products Group, Inc., managed and distributed by American Century Investments, 4500 Main Street, Kansas City, MO 64141-6200
  American Century VP Income & Growth Fund

  American Century VP International Fund

Baron Capital Funds Trust, managed by BAMCO, Inc. and distributed by Baron Capital Inc., 767 Fifth Avenue, New York, NY 10153

  Baron Capital Asset Fund

BT Insurance Funds Trust, managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581
  BT EAFE[RegTM] Equity Index Fund
  BT Equity 500 Index Fund
  BT Small Cap Index Fund

Delaware Group Premium Fund, Inc., managed by Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, LTD., 80 Cheapside, London, England ECV2 6EE and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103
  Delaware Group Delchester Series
  Delaware Group Devon Series
  Delaware Group International Series
  Delaware Group REIT Series
  Delaware Group Small Cap Value Series

Fidelity Variable Insurance Products Fund, and Variable Insurance Products Fund II, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103
  Fidelity VIP Growth Portfolio-Service Class
  Fidelity VIP II Asset Manager Portfolio-Service Class
  Fidelity VIP II Contrafund Portfolio-Service Class

Janus Aspen Series, managed and distributed by Janus Capital, 100 Fillmore St., Denver, CO 80206-4928

  Janus Aspen Series Aggressive Growth Portfolio
  Janus Aspen Series Balanced Portfolio
  Janus Aspen Series Worldwide Growth Portfolio


Lincoln National Funds, managed by Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne, IN 46802 and distributed by Lincoln Financial Advisors, Inc., 350 Church Street, Hartford, CT 06103. Sub-advisors are also noted.
  LN Bond Fund, Inc.

  LN Capital Appreciation Fund, Inc. (Sub-advised by Janus Capital Corp.)
  LN Equity-Income Fund, Inc. (Sub-advised by Fidelity Management Trust Co.) LN Money Market Fund, Inc.
  LN Social Awareness Fund, Inc. (Sub-advised by Vantage Global Advisors)


MFS[RegTM] Variable Insurance Trust, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116
  MFS Research Series
  MFS Total Return Series
  MFS Utilities Series

  MFS Capital Opportunities Series

Neuberger Berman Advisers Management Trust, managed and distributed by NB Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Partners Portfolio


OCC Accumulation Trust, managed by OpCap Advisors and distributed by OCC Distributors, One Financial Center, New York, NY 10281
  OCC Trust Managed Portfolio

OppenheimerFunds, managed and distributed by OppenheimerFunds, Inc., Two World Trade Center, New York, NY 10048

  Oppenheimer Main Street Growth and Income Fund/VA


Templeton Variable Products Series Fund, managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL 33716-1205
  Templeton Asset Allocation Fund-Class 2
  Templeton International Fund-Class 2
  Templeton Stock Fund-Class 2

The investment advisory fees charged the Funds by their advisors are shown on pages 17 - 18.

Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

o American Century VP Income & Growth Fund (Large Cap Stocks): Seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks.

o American Century VP International Fund (International): Seeks capital appreciation over time by investing in the common stocks of foreign companies that exhibit accelerating growth.

o Baron Capital Asset Fund (Mid-Cap Stocks): Seeks capital appreciation through investments in securities of small sized companies with market capitalizations of approximately $100 million to $1.5 billion, and medium sized companies with market capitalizations of $1.5 billion to $5 billion, with undervalued assets or favorable growth prospects.

o BT EAFE[RegTM] Equity Index FUND (International): Seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Europe, Australia, Far East Index (the EAFE Index), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.


o BT Equity 500 Index Fund (Large Cap Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.

o BT Small Cap Index Fund (Small Cap Stocks): Seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small-capitalization common stocks.

o Delaware Group Delchester Series (High Yield Bonds): Seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

o Delaware Group Devon Series (Large Cap Stocks): Seeks current income and capital appreciation by investing primarily in income-producing common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks.


o Delaware Group International Series (International): Seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.


o Delaware Group REIT Series (Specialty): Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

o Delaware Group Small Cap Value Series (Small Cap Stocks): Seeks capital appreciation by investing primarily in small to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.


o Fidelity VIP Growth Portfolio--Service Class (Large Cap Stocks): Seeks long-term capital appreciation. The portfolio normally purchases common stocks.


o Fidelity VIP II Asset Manager Portfolio--Service Class (Large Cap Stocks):
  Seeks high long-term return with reduced risk by using a broad diversified mix of stocks, bonds and short-term money market investments.

o Fidelity VIP II Contrafund Portfolio--Service Class (Large Cap Stocks): Seeks long-term capital appreciation by investing primarily in a broad variety of common stocks, using both growth-oriented and contrarian disciplines.


o Janus Aspen Series Aggressive Growth Portfolio (Mid-Cap Stocks): Seeks long-term growth of capital by investing in medium sized companies whose market capitalizations fall within the range of the MidCap 400 Index.

o Janus Aspen Series Balanced Portfolio (Large Cap Stocks): Seeks long-term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

o Janus Aspen Series Worldwide Growth Portfolio (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic issuers.

o Lincoln National Bond Fund, Inc. (Long Term Bonds): Seeks maximum current income consistent with prudent investment strategy. The Fund invests primarily in medium and long-term corporate and government bonds.

o Lincoln National Capital Appreciation Fund, Inc. (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund invests in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.

o Lincoln National Equity-Income Fund, Inc. (Large Cap Stocks): Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-yielding bonds (including junk bonds).

o Lincoln National Money Market Fund, Inc. (Money Market): Seeks maximum current income consistent with the preservation of capital. The Fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

o Lincoln National Social Awareness Fund, Inc. (Mid-Large Cap Stocks): Seeks long-term capital appreciation with income as a secondary objective by investing in companies which meet the Fund's "Social Criteria".


o MFS Research Series (Large Cap Stocks): Seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better than average prospects for long-term growth.

o MFS Total Return Series (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth and income.

o MFS Utilities Series (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.


o MFS Capital Opportunities Series (Large Cap Stocks): Seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation.

o Neuberger Berman AMT Mid-Cap Growth Portfolio (Mid-Cap Stocks): Seeks growth of capital through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-to-large capitalization companies.

o Neuberger Berman AMT Partners Portfolio (Mid-Large Cap Stocks): Seeks growth of capital and invests mainly in common stocks of mid-to-large capitalization companies.


o OCC Trust Managed Portfolio (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.


o Oppenheimer Main Street Growth and Income Fund/VA (Large Cap Stocks): Seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time the Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

o Templeton Asset Allocation Fund--Class 2 (Global Stocks): Seeks a high level of total return. Invests in stocks of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. Assets are allocated among different investments depending upon worldwide market and economic conditions.


o Templeton International Fund--Class 2 (International Stocks): Seeks long- term capital growth. Invests primarily in stocks of companies outside the United States, including emerging markets. Any income realized will be incidental.


o Templeton Stock Fund--Class 2 (Global Stocks): Seeks long-term capital growth. Invests primarily in equity securities issued by companies, large and small, in various nations throughout the world, including the United States and emerging markets.

There is no assurance that the Funds will achieve their investment objectives. Policy owners bear the full investment risk of investments in the Funds selected.


Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectuses for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.

Mixed and Shared Funding


Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


Fund Participation Agreements

Lincoln Life has entered into agreements with the various Funds and their advisors or distributors under which Lincoln Life makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisors or distributors may compensate Lincoln Life at annual rates of between .11% and .25% of assets in a particular Fund attributable to the Policies.

CHARGES & FEES

Premium Load


The premium load is deducted from your premium payments. This load represents sales and administrative expenses associated with the startup and maintenance of the policy.

1. Guaranteed Maximum Premium Load


The premium load is guaranteed to be no higher than the amounts shown in the following table.


                   For Premiums Paid up to     For Premiums Paid greater than
                   Target Premium --           Target Premium --
                   load as a percentage of     load as a percentage of
Policy Year(s)     premium                     premium
----------------   -------------------------   -------------------------------
1                              15%                             6%
2-5                            10%                             6%
6 and after                     6%                             6%


2. Current Premium Load


The premium load is currently as shown in the following table.



                   For Premiums Paid up to     For Premiums Paid greater than
                   Target Premium --           Target Premium --
                   load as a percentage of     load as a percentage of
Policy Year(s)     premium                     premium
----------------   -------------------------   -------------------------------
1                             10.5%                           2.5%
2-5                            7.5%                           1.5%
6-7                            3.5%                           1.5%
8 and after                    1.5%                           1.5%


Premium Load Refund


Upon a full surrender of your Policy within the first 24 months if your Policy is not in default you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments. To determine the Surrender Value during the premium load refund period the Total Account Value will be reduced by the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load. A decrease in the specified amount in Policy Years 1 or 2 will proportionately decrease the amount of any premium load refund.

For Policies surrendered during the first twelve months after the Date of Issue, the refund is 7% of premium paid in the first Policy Year up to the Target Premium and 3% of premium paid in the first Policy Year above Target Premium. For months 13 through 24, the refund is 75% of the first Policy Year refund amount.


Premium Tax Charge


An amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments.


Charges and Fees Assessed Against the Total Account Value

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance is the portion of the monthly deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges. The Cost of Insurance depends on the Issue Age, risk class of the Insured and the number of Policy Years elapsed and Specified Amount of the Policy.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if any temporary insurance coverage provided during the underwriting period was for a lesser amount.

The Monthly Deduction also includes a monthly administrative expense charge of $6 currently, guaranteed not to exceed $10 during all Policy Years.

The monthly administrative expense charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values.

Charges and Fees Associated with the Variable Funding Options

Mortality and Expense Risk Charge

The Company deducts a daily charge from the assets of Account S for mortality and expense risks assumed by it in connection with the Policy.

Currently, the amount of this charge, on an annualized basis, is the following percentage of Policy value in the Separate Account:

                        Annualized Mortality and
  Policy Years          Expense Risk Charge
  1-10                  0.70%
  11 and later          0.35%


The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annualized basis.

                          Charges Assessed against the Underlying Funds

                          The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.

                          The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1998 unless otherwise indicated.


                                                                                                Total
                                                                                               Annual
                                                                                                Fund                   Total Fund
                                                                                              Operating                Operating
                                                                                              Expenses       Total      Expenses
                                                                                               Without      Waivers       with
                                                          Management     12b-1      Other    Waivers or       and      Waivers or
                          Fund                               Fees        Fees     Expenses   Reductions   Reductions   Reductions
                          ----                           ------------ ---------- ---------- ------------ ------------ -----------
American Century VP Income & Growth Fund                      0.70%         --         --        0.70%          --        0.70%
American Century VP International Fund                        1.48%         --         --        1.48%       (0.01%)      1.47%
Baron Capital Asset Fund--Insurance Class (1)                 1.00%       0.25%      6.37%       7.62%       (6.17%)      1.45%
BT EAFE(R) Equity Index Fund (2)                              0.45%         --       1.21%       1.66%       (1.01%)      0.65%
BT Equity 500 Index Fund (3)                                  0.20%         --       0.99%       1.19%       (0.89%)      0.30%
BT Small Cap Index Fund (4)                                   0.35%         --       1.23%       1.58%       (1.13%)      0.45%
Delaware Group Delchester Series (5)                          0.65%         --       0.10%       0.75%          --        0.75%
Delaware Group Devon Series (5)                               0.65%         --       0.06%       0.71%          --        0.71%
Delaware International Equity Series (7)                      0.82%         --       0.13%       0.95%          --        0.95%
Delaware Group REIT Series (8)                                0.75%         --       0.27%       1.02%       (0.17%)      0.85%
Delaware Group Small Cap Value Series (6)                     0.75%         --       0.10%       0.85%          --        0.85%
Fidelity Asset Manager Portfolio--Service Class (9)           0.54%       0.10%      0.14%       0.78%          --        0.78%
Fidelity VIPII Contrafund Portfolio--Service Class (9)        0.59%       0.10%      0.11%       0.80%          --        0.80%
Fidelity VIP Growth Portfolio--Services Class (9)             0.59%       0.10%      0.11%       0.80%          --        0.80%
Janus Aspen Aggressive Growth (10)                            0.72%         --       0.03%       0.75%          --        0.75%
Janus Aspen Balanced Portfolio (10)                           0.72%         --       0.02%       0.74%          --        0.74%
Janus Aspen Worldwide Growth Portfolio (10)                   0.67%         --       0.07%       0.74%       (0.02%)      0.72%
LN Bond Fund                                                  0.44%         --       0.13%       0.57%          --        0.57%
LN Capital Appreciation Fund                                  0.76%         --       0.07%       0.83%          --        0.83%
LN Equity Income Fund                                         0.72%         --       0.07%       0.79%          --        0.79%
LN Money Market Fund                                          0.48%         --       0.11%       0.59%          --        0.59%
LN Social Awareness Fund                                      0.34%         --       0.04%       0.38%          --        0.38%
MFS Capital Opportunities Series (11)                         0.75%         --       0.36%       1.11%       (0.09%)      1.02%
MFS Research Series (11)                                      0.75%         --       0.11%       0.86%          --        0.86%
MFS Total Return Series (11)                                  0.75%         --       0.16%       0.91%          --        0.91%
MFS Utilities Series (11)                                     0.75%         --       0.26%       1.01%          --        1.01%
NB AMT MidCap Growth Portfolio (12)(13)                       0.85%         --       0.58%       1.43%       (0.43%)      1.00%
NB AMT Partners Portfolio (12)(13)                            0.78%         --       0.06%       0.84%          --        0.84%
OCC Trust Managed Fund (14)(15)                               0.78%         --       0.04%       0.82%          --        0.82%
Oppenheimer Main Street Growth and Income Fund/VA (16)        0.74%         --       0.05%       0.79%          --        0.79%
Templeton Asset Allocation Fund--Class 2 (17)                 0.60%       0.25%      0.18%       1.03%          --        1.03%
Templeton International Fund--Class 2 (17)                    0.69%       0.25%      0.17%       1.11%          --        1.11%
Templeton Stock Fund--Class 2 (17)                            0.70%       0.25%      0.19%       1.14%          --        1.14%

 (1.) BAMCO, Inc. will reduce its fee to the extent required to limit Baron
      Capital Assets Fund's total operating expenses to 1.5% for the first $250 million in assets in the Fund, 1.35% for the Fund assets over $250 million and up to $500 million, and 1.25% for Fund assets over $500 million. Without the expense limitations, the Fund estimates that actual expenses would be 1.6%.

 (2.) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the Fund will pay an advisory fee at an annual percentage rate of 0.45% of the average daily net assets of the Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the Fund for certain expenses so the Fund's total operating expenses will not exceed 0.65% of average daily net assets.

 (3.) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the Fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Fund. These funds are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the Fund for certain expenses so the Fund's total operating expenses will not exceed 0.30% of average daily net assets.

 (4.) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the Funds. These fees are accrued daily and paid monthly. The Advisory has voluntarily undertaken to waive its fee and to reimburse the Fund for certain expenses so the Fund's total operating expense will not exceed 0.45% of average daily net assets.

 (5.) The investment advisory for the Devon Series and Delchester Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.80%; 0.80% for the Devon Series and 0.80% for the Delchester Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.

(6.) The investment advisor for the Small Cap Value Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive their management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85% for the Small Cap Value Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on a average daily net assets was approved as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

 (7.) The investment advisor for the International Equity Series is Delaware
      International Advisors, Limited ("DIAL"). Effective May 1, 1999 through October 31, 1999, DIAL, has voluntarily agreed to waive its management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95% for the International Equity Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net asset was approved as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million, 0.70% on assets in excess of $2,500 million; all per year.

 (8.) The investment advisor for the REIT Series is Delaware Management Company,
      Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85% for the REIT Series. There is no change to the current management fee structure.

 (9.) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds, or Fidelity Management & Research on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.77% for the VIP II Asset Manager Portfolio, 0.75% for the VIP Growth Portfolio and for the VIP II ContraFund Portfolio.

(10.) The expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Worldwide Growth and Balanced, Portfolio reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.

(11.) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expenses reductions, and are therefore higher than the actual expenses of the series.

(12.) Neuberger Berman Advisers Management Trust is divided into portfolios
      ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

(13.) NBMI has undertaken to reimburse certain operating expenses, including the compensation of NBMI (except with respect to Partners) and excluding taxes, and interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Liquid Asset, Mid-Cap Growth and Partners Portfolios' average daily net assets value. These expense reimbursement agreements are subject to termination upon 60 days written notice with respect to the Mid-Cap Growth, and Partners Portfolios.

(14.) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses.

(15.) Total Portfolio Expenses for the Managed Portfolios are limited by OpCap
      Advisors so that the respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets.

(16.) The Fund's total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names.

(17.) Class Z of the Fund has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus.

Reduction of Charges

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners.


POLICY CHOICES

When you buy a Policy, you make several important choices:

o The amount of premium you intend to pay;

o Which life insurance qualification method best suits your needs--Cash Value Accumulation or Guideline Premium;

o Which one of the three Death Benefit Options you would like, and the Premium Accumulation Rate you would like if you choose Death Benefit Option 3;

o The way your net premiums will be allocated to the Funds and/or the Fixed Account.

Each of these choices is described in detail below:

Premium Payments

Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional Premiums are any premiums you pay in addition to Planned Premiums.

Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. The Policy's surrender value must be sufficient to cover the next Monthly Deduction.

At any time, you may increase your Planned Premium by written notice to us, or pay Additional Premiums, except that:

o We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.


o If you have chosen the Guideline Premium method for life insurance qualification, in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policy owners.")


o If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

o If you make a sufficient premium payment when you apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.


o After your first premium payment all premiums must be sent to our Administrative Office. Your premium payments received will be allocated as you have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the business day after each payment is received.


You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. The Date of Issue is the date from which policy years, policy anniversaries and Attained Age are determined. The Date of Coverage is the date on or after the Date of Issue that the initial premium has been paid (1) while the Insured is alive and
(2) prior to any change in health and insurability, as represented in the application. Issue Age is the Insured's age on his/her birthday closest to the Policy Date of Issue. Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Date of Issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium is actually deposited in the Separate Account. (See "Policy Values.")

If we decline an application for a policy we will refund all premium payments made.

Life Insurance Qualification

A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"). At the time of purchase, you may choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.

The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 100% at Attained Age 95 and above. Attained Age is the Issue Age of the Insured increased by the number of Policy Years elapsed. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. For example, Applicable Percentages for Non-Smokers range from 730% at Attained Age 20 to 380% at Attained Age 40 to 100% at Attained Age 100.

If your primary objective is to pay as much premium as possible into the Policy to target a cash value funding objective, generally a Cash Value Accumulation method policy will best meet your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher Death Benefit corridor.

In addition, the payment of higher premiums which would be associated with choosing the Cash Value Accumulation method increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners".)

If your primary objective is to maximize the potential for growth in Total Account Value, or to conserve Total Account Value, generally a Guideline Premium Policy will best meet your needs. This is because the Applicable Percentages are lower, resulting in lower Cost of Insurance charges for the smaller required Death Benefit corridor coverage.

If your primary objective is to provide a specified Death Benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the Guideline Premium test and additional Death Benefit insurance coverage may not be necessary under either testing method to comply with the Death Benefit corridor requirements. The Policy's Death Benefit may also be referred to as the Target Face Amount. If a Term Insurance Rider is attached to the Policy, the Target Face Amount is the Term Insurance Rider's Benefit Amount plus the Policy's Death Benefit which is dependent upon the Death Benefit Option in effect.

Death Benefit Options

At the time of purchase, you must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.

Under Option 1, the Death Benefit will be the greater of the Specified Amount or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term

Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options You choose.

Under Option 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

The Accumulated Premium is the sum of all the premiums paid from the Date of Issue accumulated or the Premium Accumulation Rate. You select the Premium Accumulation Rate at issue. Any rate requested in excess of 10% may be subject to additional underwriting.

The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options are based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

Allocations and Transfers to Funding Options

At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.

Before the Maturity Date, you may transfer Policy values from one Fund to another at any time, or to the Fixed Account. The Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each Policy anniversary, and before the Maturity Date, you may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1000.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after your request is received by our Administrative Office. (See "Accumulation Unit Value.") The Valuation Period is the period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.


POLICY VALUES

Total Account Value

The Total Account Value is the sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value.


We will allocate each Net Premium (the premium paid, less both the premium load and the premium tax charge) to a funding option in the Separate Account and credit it in the form of Accumulation Units. An Accumulation Unit is used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a settlement option. We will credit each Net Premium we receive after your policy is issued to your Policy at the Accumulation Unit Value for a selected Fund at the end of the business day we receive it. The number of Accumulation Units credited is the Net Premium divided by that Accumulation Unit Value. Shares in each Fund you select will be purchased for the Separate Account at the Fund's net asset value next computed after we receive the Net Premium. Since each Fund has its own Accumulation Unit value if you choose a combination of funding options, you will have Accumulation Units credited for each funding option.


Separate Account Value is the sum of values in each Separate Account funding option which is the total number of Accumulation Units times the current Accumulation Unit Value. To that we add any Fixed Account values and any Loan Account Values to arrive at the Policy's Total Account Value.

The number of Accumulation Units you have is not changed by any change in the value of an Accumulation Unit. The number is increased by contributions or transfers and decreased by charges and withdrawals.

There is no guarantee that the Separate Account Value will equal or exceed Net Premiums placed in the Separate Account.

We will notify you annually as to the number of Accumulation Units credited to your Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

Accumulation Unit Value

We convert any Net Premium payment allocated to, or Policy Value transferred to a variable Sub-Account into Variable Accumulation Units. The Variable Accumulation Unit Value for a Variable Sub-Account is determined by:

o multiplying the Fund shares owned by the Variable Sub-Account at the beginning of the business day by Fund the net asset value per share at the end of the business day and adding any dividend or other distribution during the business day; minus

o the daily Variable Sub-Account charges which may include a tax charge or credit; and

o dividing the result of the foregoing subtraction by the number of Variable Accumulation Units for that Variable Sub-Account at the beginning of the business day.

The Accumulation Unit Value may increase or decrease from business day to business day.

Maturity Value


The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday.


The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

Surrender Value

The Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the Total Account Value minus the Loan Account Value and any accrued interest, plus any credit for premium loads paid. All or part of the Surrender Value may be applied to one or more of the Settlement Options.

POLICY RIGHTS

Partial Surrenders

A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender your Total Account Value is attributable to more than one funding option, the transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

For an Option 3 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.


We will pay you on a full or partial surrender within seven calendar days after we receive your written request at our Administrative Office in satisfactory form. Payment may be postponed if the New York Stock Exchange has been closed or trading has been restricted or an emergency exists. Your payment from the Fixed Account Values may be deferred up to six months except when used to pay premiums to the Company.


The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

Reinstatement of a Lapsed Policy

A lapse occurs if your Monthly Deduction is greater than the Policy's Surrender Value and no payment to cover the deduction is made within 61 days of our notifying you.


You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deductions, plus two additional Monthly Deductions. In the event of reinstatement, the Policy will be reinstated on the monthly deduction day following our approval. The Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated.


Policy Loans


The maximum loan amount is 90% of Total Account Value unless individual state laws require otherwise. The Loan Account Value, which is the loan amount plus interest, reduces any proceeds payable.


Any loan made will be taken proportionally from the amount in each funding option. Repayments on the loan will be allocated in proportion to current premium allocations, and will reduce the Loan Account Value.


The annual rate we charge during any Policy Year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o  5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year's and decrease only when it would be at least 0.5% lower than the prior Policy Year's.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any unpaid interest is added to the loan.


The Loan Account Value will earn interest at an annual rate equal to the greater of:

o the policy loan interest rate less an annual rate not to exceed 0.90%; or


o 4.0%

The interest earned by the Loan Account Value will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

Policy Changes


You may make changes to your Policy as described below by submitting a written request to our Administrative Office in a form satisfactory to us.

Increases: You may increase the Specified Amount of your Policy at any time subject to satisfactory evidence of insurability which may be required.

Decreases: Generally, you may decrease the Specified Amount of your Policy; however, no decrease may reduce the Specified Amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the eighth Policy Year is subject to approval of this feature by state regulatory agencies and to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the Policy owner.


The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

o Changes from Option 1 to Option 2 are allowed at any time. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

o Changes from Option 2 to Option 1 are allowed at any time. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.

o Changes from Option 3 to Option 1 are allowed at any time. The Specified Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.

o Changes from Option 3 to Option 2 are allowed at any time. The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.

o Changes from Options 1 or 2 to Option 3 are not allowed.

Right to Examine the Policy


The Policy has a "Right to Examine Period" during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days after you receive the Policy. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If you return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. However, some state laws require that the refund be equal to all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums you paid by check may be delayed until the check clears your bank.


DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested.

POLICY SETTLEMENT

Settlement Options

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options.

Upon the death of the Insured the proceeds of the Policy will be paid to the Beneficiary(ies) in the form of an annuity in Settlement Option 1, 2 or 3 if the Beneficiary(ies) so elect. An annuity is a series of payments for a definite period of time or for the life of an individual. For Settlement Option 4, payments of requested amounts are made at the request of the Payee or payments may be through one of the other available Settlement Options.


All or part of the Proceeds of this Policy may be applied, under one or more of the options described below. An election shall be made by written request to our Administrative Office. The Payee of Proceeds may make this election if no prior election has been made.

The Payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account N (Account N), a separate account very similar to the Separate Account, except that Account N supports variable annuity benefits rather than variable life insurance benefits. We will provide an Account N prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account N. The available Funds may be and the charges imposed on Account N are expected to be different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account N prospectus, as well as prospectuses for Account N's underlying Funds, prior to selecting any variable payment Settlement Option. A minimum monthly payment of $50 from each funding option will be required.

You make transfers among Funds while receiving payments on a variable basis under our administrative procedures in effect at the time. Currently, we limit the number of transfers to three per calendar year, but we can change this limit in the future.

If no designation is made, the Separate Account Value shall be used to provide a variable payment, and the Fixed Account Value shall be used to provide a fixed payment.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

Annuity Payment Options:

Option 1 -- Life Annuity/Life Annuity with Guaranteed Period -- Fixed and/or variable annuity payments will be made for the lifetime of the Annuitant with no certain period, or life and a 10 year certain period, or life and a 20 year certain period.

Option 2 -- Unit Refund Life Annuity -- Variable annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if (a) the number of the Fund settlement option annuity units initially purchased (determined by dividing the total dollar amount applied to purchase this settlement option by the Fund settlement option annuity unit value on the Annuity Commencement Date) is greater than (b) the number of Fund settlement option annuity units paid as part of each variable annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the number of Fund settlement option annuity units determined by (a) minus (b) will be made. The refund payment value will be determined using the Fund settlement option annuity unit value on the Valuation Date on which the death claim is approved by us for payment after we have received (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

Option 3 -- Cash Refund Life Annuity -- Fixed annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if (a) the total dollar amount applied to purchase this option is greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the dollar amount of (a) minus (b) will be made. The refund payment will be made on the Valuation Date on which the death claim is approved by us for payment after we are in receipt of (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

Option 4 -- Joint Life Annuity/Joint Life Annuity with Guaranteed Period -- Fixed and/or variable payments will be made during the joint life of the Annuitant and a Joint Annuitant of the Owner's choice. Payments will be made for life with no certain period, or life and a 10 year certain period, or life and a 20 year certain period. Payments continue for the life of the survivor at the death of the Annuitant or Joint Annuitant.

Other Options -- other options may be available as agreed upon in writing by us.

TERM INSURANCE RIDER


The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless explicitly canceled by the Policy owner. The Rider provides a vehicle for short-term insurance protection for Policy owners who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years. The amount of coverage provided under the Rider's Benefit Amount varies from month to month.


The Benefit Amount is the Target Face Amount minus the Specified Amount. However, if the Death Benefit of the Policy is defined as a percentage of the Total Account Value, the Benefit Amount is zero.

The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's premium class, Issue Age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year.

If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.

The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")

THE COMPANY

The Company is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


Directors and Officers of Lincoln Life

The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802, and each has been employed by Lincoln Life or its affiliates for more than 5 years.

28


      Name, Address and
 Position(s) with Registrant                Principal Occupations Last Five Years
-----------------------------   ------------------------------------------------------------
Nancy J. Alford                 Vice President [4/96-present], (formerly Second Vice
Vice President                  President [1/90-4/96]), Lincoln National Life Insurance Co.

Roland C. Baker                 President [1/95-present], First Penn-Pacific Life Insurance
Vice President and Director     Co. Formerly: Chairman and CFO [7/88-1/95], Baker,
1801 S. Meyers Road             Ralish, Shipley and Politzer, Inc.
Oakbrook Terrace, Ill. 60181

Jon A. Boscia                   President, Chief Executive Officer and Director, Lincoln
Director                        National Corp. [1/98-present] (Formerly: President and
200 East Berry Street           Chief Executive Officer [10/96-1/98] and Chief Operating
Fort Wayne, Ind. 46802          Officer [5/94-10/96]), Lincoln National Life Insurance Co.;
                                President [7/91-5/94] Lincoln Investment Management,
                                Inc.

John Gotta                      Vice President and General Manager [1/98-present]
Senior Vice President           Lincoln National Life Insurance Co. Formerly: Senior Vice
and Assistant Secretary         President, Connecticut General Life Insurance Company
350 Church Street               [3/96-12/97]; Vice President, Connecticut Mutual Life
Hartford, CT 06103              Insurance Company [8/94-3/96]; Vice President, CIGNA
                                [3/93-8/94]

J. Michael Hemp                 President [11/96-Present], Lincoln Financial Advisors
Senior Vice President           Corp.; Vice President [10/95-Present], Lincoln National
350 Church Street               Life Insurance Co. Formerly: Regional Chief Executive
Hartford, CT 06103              Officer [11/79-10/95], Lincoln Dallas RMO.

Stephen H. Lewis                Senior Vice President, [5/94-present] Lincoln National
Senior Vice President           Life Insurance Co. Formerly: President [2/85-5/94], First
                                Penn-Pacific Life Insurance Co.

H. Thomas McMeekin              President [5/94-present], Lincoln Investment
Director                        Management, Inc.; Executive Vice President [5/84-
200 East Berry Street           Present], Lincoln National Corporation (formerly Senior
Fort Wayne, Ind. 46802          Vice President [11/92-5/94])

Arthur S. Ross                  Vice President, Lincoln National Life Insurance Co.
Vice President

Lawrence T. Rowland             Executive Vice President [10/96-present] (formerly Senior
Executive Vice President        Vice President [1/93-10/96]), Lincoln National Life
and Director                    Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804

Keith J. Ryan                   Vice President and Controller [4/99-present] Formerly:
Vice President                  Senior Vice President [2/98-4/99]; Vice President, Chief
and Controller                  Financial Officer and Assistant Treasurer [1/96-present];
                                Controller [6/95-12/95], Business Controls Director
                                [11/90-6/95], Lincoln National Life Insurance Company.

Gabriel L. Shaheen              President and Chief Executive Officer [1/98-present],
President, Chief Executive      Lincoln National Life Insurance Co. Formerly: Chairman
Officer and Director            and Managing Director, Lincoln National (UK) PLC [12/96-
                                1/98]; President, Lincoln National Reassurance Company
                                [7/95-12/96]; Senior Vice President, Lincoln National Life
                                Reinsurance Company [1/93-7/95]


      Name, Address and
 Position(s) with Registrant               Principal Occupations Last Five Years
-----------------------------   -----------------------------------------------------------
Todd R. Stephenson              Senior Vice President, Chief Financial Officer and
Senior Vice President,          Assistant Treasurer [4/99-present] Formerly: Vice
Chief Financial Officer and     President and Assistant Secretary [1/98-4-99], Senior
Assistant Treasurer             Vice President, Lincoln Financial Advisors Corporation
                                [1/98-4/99], Senior Vice President, Treasurer and Chief
                                Financial Officer, American States Insurance Company
                                [2/95-12/97], and Vice President-Corp. Acct., American
                                States Insurance Company [5/92-2/95]

Richard C. Vaughan              Executive Vice President and Chief Financial Officer
Director                        [1/95-present] (formerly Senior Vice President
200 East Berry Street           [4/92-1/95]), Lincoln National Corp.
Fort Wayne, Ind. 46802

Michael R. Walker               Vice President [1/96-present], Lincoln National Life
Vice President                  Insurance Co. Formerly: Vice President [3/93-1/96],
                                Employers Health Insurance Co.

Roy V. Washington               Vice President [7/96-present], Lincoln National Life
Vice President                  Insurance Co. (formerly, Associate Counsel [2/95-7/96]).
                                Formerly: Director of Compliance [8/94-2/95], Lincoln
                                Investment Management, Inc.; Compliance Consultant
                                [8/89-8/94], Lincoln National Corp.

Michael L. Wright               Senior Vice President [3/95-present], Lincoln National
Senior Vice President           Life Insurance Co. Formerly: Executive Vice President
                                and Chief Operating Officer [11/88-3/95], The
                                Associate Group.


ADDITIONAL INFORMATION

Reports to Policyowners

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

o a statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

o Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

o a projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

If you have Policy values funded in a Separate Account you will receive, in addition, such periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from

Policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policy owner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting. Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the Separate Account.

Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.


Disregard of Voting Instructions


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determined that the change would have an adverse effect on the Separate Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.


State Regulation


We are subject to regulation and supervision by the Insurance Department of the state of Indiana, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Indiana and in other jurisdictions where they are offered.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.


The Registration Statement

A Registration Statement under the 1933 Act has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.

Distribution of the Policies


The Policy will be sold by individuals and entities, who in addition to being appointed as life insurance agents for Lincoln Life are also registered representatives of Lincoln Financial Advisors, Inc. or of other registered broker-dealers who maintain a selling relationship with Lincoln Life. Registered broker-dealers and registered representatives of broker-dealers ordinarily receive commission and service fees up to 35% of the first year premium as defined and limited by Internal Revenue Code Section 7702, plus up to 10% of all other premiums paid. A registered representative or registered broker-dealer may be required to return all or part of any commission if the Policy is not continued for a certain period. All compensation is paid from Lincoln Life resources, which include sales charges made under this policy.


Records and Accounts

Andesa, TPA, Inc., Suite 502, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Funds shares held in the Separate Account will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.


Experts

The statutory-basis financial statements of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report which also appears elsewhere in this document and in the registration statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.

Legal matters included in this prospectus have been examined by Robert A. Picarello, Esq. as stated in the opinion filed as an exhibit to the registration statement.

Actuarial matters included in this prospectus have been examined by Ronald D. Franzluebbers, FSA as stated in the opinion filed as an exhibit to this registration statement.

Advertising

Lincoln Life is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. Lincoln Life may advertise these ratings from time to time. In addition, Lincoln Life may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, Lincoln Life may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Preparing for Year 2000

Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This program is known by many names, such as the "Year 2000 Problem", "Y2K" and the "Millennium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the program could go undetected for a long time. For our products, if left unchecked it could cause such problems as purchase payment, collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company Inc. (Delaware), the provider of the accounting and valuation services for the Separate Account.

However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the Separate Account. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

o awareness-raising and inventory of all assets (including third-party agent and vendor relationships:

o assessment and high-level planning and strategy;

o remediation of affected systems and equipment; and

o testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work: failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled Investigating the Impact of the Year 2000 Technology Problem, S. Rpt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms . . . are particularly vulnerable to . . . the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations."

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

TAX MATTERS

General

The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

The Company is taxed as a life insurance company in accordance with the Code. For federal income tax purposes, the operations of each Separate Account form a part of the Company's total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, the Company does not intend to make provisions for any such taxes. However, the Company reserves the right to make a deduction for such taxes should they be imposed with respect to such items in the future.

Life Insurance Qualification

Section 7702 of the Code includes a definition of life insurance for tax purposes. The Code and IRS rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policyowner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policyowners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policyowners and will be made only after advance written notice.

General Rules

Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policyowner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a Modified Endowment Contract, the proceeds of any Partial Surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed Partial Surrender amounts. However, Partial Surrenders made within the first 15 Policy Years may be taxable in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior Partial Surrenders. This result may occur even if the total amount of any Partial Surrenders does not exceed total premiums paid to that date.


Loans received under the Policy will ordinarily be considered indebtedness of the Policy owner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."


Modified Endowment Contracts

A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a Partial Surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policyowner if the Policy is a Modified Endowment Contract.

In addition, each Policy is subject to the 7-pay test during the first seven Policy Years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years may also cause a Policy to be considered a Modified Endowment Contract.

If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders, any Policy Loans and most assignments will be currently taxable to the extent that the Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or Partial Surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any Policy Surrender or Policy Loan received by any Policyowner of a Modified Endowment Contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 591/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control


In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contract owner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Policyowners may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy owners were not owners of separate account assets. For example, a Policy owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policy owner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary or to limit the number of variable options available to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.


Other Tax Considerations


Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policy owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or others financially interested in the Policy owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policy owner's trade or business and are considered key persons.


Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayor or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rate. Section 264 (f) of the Code denies a deduction for a portion of a Policyowner's otherwise deductible interest that is allocable to nonborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average nonborrowed cash values of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average nonborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the Policyowner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.


Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a Full or Partial Surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy owner or beneficiary. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction.


MISCELLANEOUS POLICY PROVISIONS

The Policy, including riders, which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

Payment of Benefits


All benefits are payable by us. We may require submission of the Policy before we grant loans, make changes or pay benefits.


Age

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

Incontestability

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide

In most states, if the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

a) premiums paid less amounts allocated to the Separate Account; and

b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity

You may, by written request at any time before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero. (This provision is not available in certain states.)

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the Maturity Date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.")

Nonparticipation

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                   Appendix A

Illustrations of Death Benefit, Total Account Values and Surrender Values.

The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values and Surrender Values of a Policy issued with an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, VII and VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwriting issue. Tables III, IV, IX and X illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI and XII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the Guideline Premium Test for the definition of life insurance, and Tables VII through XII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.


The second column of each table shows the accumulated values of the premiums paid at an assumed rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over a designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V, VII, IX and XI assume the maximum Cost of Insurance allowable under the Policy is charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable premium load of 15% up to the first year's Target Premium and 6% over the Target Premium, are assessed in the first Policy Year; the maximum allowable premium load of 10% up to the second year's Target Premium and 6% over the Target Premium, are assessed in the second through fifth Policy Year and 6% on all premium in all Policy years thereafter.


Tables II, IV, VI, VIII, X and XII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 policy years and 0.35% for policy years 11 and thereafter, the current premium load of 10.5% up to the first year's target premium and 2.5% over the target premium are assumed in the first policy year, the current premium load of 7.5% up to the second through the fifth years' target premiums and 1.5% over the target premiums are assumed in the second through the fifth policy years, the current premium load of 3.5% up to the sixth and the seventh years' target premiums and 1.5% over the target premiums are assumed in the sixth and the seventh policy years, 1.5% on all premium in all policy years thereafter.


The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See individual prospectuses for each Fund for more information.


In addition, these values reflect the application of the mortality and expense risk charge, premium load and an assumed premium tax charge of 2.05% on all premium. After deduction of these amounts, the illustrated net annual return is -1.73%, 4.27% and 10.27% on a maximum charge basis for all years. The illustrated net annual return on a current charge basis is -1.53%, 4.47% and 10.47% for Policy Years 1-10 and -1.18%, 4.82% and 10.82% for Policy Years 11 and thereafter.

The amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.83% of the daily net asset value of the Variable Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1998.


The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Account S, and if no Policy loans have been made. The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.


Upon request, we will provide an illustration based upon the proposed Insured's age and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.


The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    Table I

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $796,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                  Return of                         Return of                        Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                10,500    796,000    796,000    796,000       5,202      5,596       5,991      5,902      6,296      6,691
 2                21,525    796,000    796,000    796,000      10,630     11,773      12,967     11,155     12,298     13,492
 3                33,101    796,000    796,000    796,000      15,775     18,022      20,465     15,775     18,022     20,465
 4                45,256    796,000    796,000    796,000      20,613     24,319      28,514     20,613     24,319     28,514
 5                58,019    796,000    796,000    796,000      25,144     30,662      37,171     25,144     30,662     37,171
 6                71,420    796,000    796,000    796,000      29,746     37,453      46,926     29,746     37,453     46,926
 7                85,491    796,000    796,000    796,000      33,975     44,246      57,406     33,975     44,246     57,406
 8               100,266    796,000    796,000    796,000      37,800     51,008      68,662     37,800     51,008     68,662
 9               115,779    796,000    796,000    796,000      41,179     57,693      80,736     41,179     57,693     80,736
10               132,068    796,000    796,000    796,000      44,061     64,243      93,673     44,061     64,243     93,673
15               226,575    796,000    796,000    796,000      49,875     93,560     174,280     49,875     93,560    174,280
20               347,193    796,000    796,000    796,000      35,529    110,303     292,005     35,529    110,303    292,005
25               501,136          0    796,000    796,000           0     95,232     472,138          0     95,232    472,138
30               697,610          0    796,000    838,713           0      7,813     783,844          0      7,813    783,844
20 (Age 65)      347,193    796,000    796,000    796,000      35,529    110,303     292,005     35,529    110,303    292,005

Guaranteed cost of insurance rates. Maximum mortality and expense risk charges. Administrative charges and premium loads.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table II

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $796,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                10,500    796,000    796,000      796,000     7,005      7,478        7,952     7,705      8,178        8,652
 2                21,525    796,000    796,000      796,000    14,031     15,432       16,892    14,556     15,957       17,417
 3                33,101    796,000    796,000      796,000    20,786     23,576       26,601    20,786     23,576       26,601
 4                45,256    796,000    796,000      796,000    27,277     31,923       37,166    27,277     31,923       37,166
 5                58,019    796,000    796,000      796,000    33,506     40,483       48,681    33,506     40,483       48,681
 6                71,420    796,000    796,000      796,000    39,864     49,677       61,685    39,864     49,677       61,685
 7                85,491    796,000    796,000      796,000    45,935     59,100       75,881    45,935     59,100       75,881
 8               100,266    796,000    796,000      796,000    51,891     68,944       91,595    51,891     68,944       91,595
 9               115,779    796,000    796,000      796,000    57,493     78,981      108,736    57,493     78,981      108,736
10               132,068    796,000    796,000      796,000    62,695     89,173      127,418    62,695     89,173      127,418
15               226,575    796,000    796,000      796,000    82,217    143,195      253,160    82,217    143,195      253,160
20               347,193    796,000    796,000      796,000    87,562    199,764      458,367    87,562    199,764      458,367
25               501,136    796,000    796,000      945,316    83,592    266,691      814,928    83,592    266,691      814,928
30               697,610    796,000    796,000    1,512,718    55,906    338,895    1,413,755    55,906    338,895    1,413,755
20 (Age 65)      347,193    796,000    796,000      796,000    87,562    199,764      458,367    87,562    199,764      458,367

Current cost of insurance rates. Current mortality and expense risk charges, administrative charges and premium load.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.18%, 4.82%, and 10.82%.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table III

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $792,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                  Return of                         Return of                        Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                10,500    792,000    792,000    792,000       5,215      5,609       6,005      5,915      6,309      6,705
 2                21,525    792,000    792,000    792,000      10,657     11,801      12,997     11,182     12,326     13,522
 3                33,101    792,000    792,000    792,000      15,817     18,067      20,514     15,817     18,067     20,514
 4                45,256    792,000    792,000    792,000      20,670     24,383      28,586     20,670     24,383     28,586
 5                58,019    792,000    792,000    792,000      25,218     30,747      37,269     25,218     30,747     37,269
 6                71,420    792,000    792,000    792,000      29,838     37,562      47,054     29,838     37,562     47,054
 7                85,491    792,000    792,000    792,000      34,086     44,381      57,570     34,086     44,381     57,570
 8               100,266    792,000    792,000    792,000      37,932     51,173      68,868     37,932     51,173     68,868
 9               115,779    792,000    792,000    792,000      41,334     57,890      80,991     41,334     57,890     80,991
10               132,068    792,000    792,000    792,000      44,241     64,478      93,984     44,241     64,478     93,984
15               226,575    792,000    792,000    792,000      50,225     94,068     175,046     50,225     94,068    175,046
20               347,193    792,000    792,000    792,000      36,162    111,308     293,731     36,162    111,308    293,731
25               501,136          0    792,000    792,000           0     97,191     475,958          0     97,191    475,958
30               697,610          0    792,000    847,618           0     11,721     792,167          0     11,721    792,167
20 (Age 65)      347,193    792,000    792,000    792,000      36,162    111,308     293,731     36,162    111,308    293,731

Guaranteed cost of insurance rates. Maximum mortality and expense risk charges. Administrative charges and premium loads.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IV

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $792,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                10,500    792,000    792,000      792,000     6,723      7,187        7,651     7,423      7,887        8,351
 2                21,525    792,000    792,000      792,000    13,474     14,840       16,264    13,999     15,365       16,789
 3                33,101    792,000    792,000      792,000    19,964     22,675       25,617    19,964     22,675       25,617
 4                45,256    792,000    792,000      792,000    26,202     30,709       35,799    26,202     30,709       35,799
 5                58,019    792,000    792,000      792,000    32,196     38,956       46,906    32,196     38,956       46,906
 6                71,420    792,000    792,000      792,000    38,342     47,844       59,482    38,342     47,844       59,482
 7                85,491    792,000    792,000      792,000    44,231     56,975       73,233    44,231     56,975       73,233
 8               100,266    792,000    792,000      792,000    50,040     66,548       88,490    50,040     66,548       88,490
 9               115,779    792,000    792,000      792,000    55,541     76,345      105,169    55,541     76,345      105,169
10               132,068    792,000    792,000      792,000    60,693     86,336      123,392    60,693     86,336      123,392
15               226,575    792,000    792,000      792,000    81,004    140,243      246,949    81,004    140,243      246,949
20               347,193    792,000    792,000      792,000    88,279    197,841      449,235    88,279    197,841      449,235
25               501,136    792,000    792,000      927,446    84,965    264,797      799,522    84,965    264,797      799,522
30               697,610    792,000    792,000    1,485,434    57,685    336,671    1,388,256    57,685    336,671    1,388,256
20 (Age 65)      347,193    792,000    792,000      792,000    88,279    197,841      449,235    88,279    197,841      449,235

Current cost of insurance rates. Current mortality and expense risk charges, administrative charges and premium load.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.18%, 4.82%, and 10.82%.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table V

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $840,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                  Return of                         Return of                        Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                10,500    840,000    840,000    840,000       5,060      5,449       5,840      5,760      6,149      6,540
 2                21,525    840,000    840,000    840,000      10,338     11,462      12,637     10,863     11,987     13,162
 3                33,101    840,000    840,000    840,000      15,322     17,527      19,925     15,322     17,527     19,925
 4                45,256    840,000    840,000    840,000      19,988     23,617      27,727     19,988     23,617     27,727
 5                58,019    840,000    840,000    840,000      24,335     29,728      36,094     24,335     29,728     36,094
 6                71,420    840,000    840,000    840,000      28,740     36,261      45,512     28,740     36,261     45,512
 7                85,491    840,000    840,000    840,000      32,755     42,763      55,599     32,755     42,763     55,599
 8               100,266    840,000    840,000    840,000      36,349     49,199      66,396     36,349     49,199     66,396
 9               115,779    840,000    840,000    840,000      39,475     55,516      77,935     39,475     55,516     77,935
10               132,068    840,000    840,000    840,000      42,078     61,651      90,246     42,078     61,651     90,246
15               226,575    840,000    840,000    840,000      46,024     87,971     165,847     46,024     87,971    165,847
20               347,193    840,000    840,000    840,000      28,571     99,249     273,023     28,571     99,249    273,023
25               501,136          0    840,000    840,000           0     73,677     430,104          0     73,677    430,104
30               697,610          0          0    840,000           0          0     688,585          0          0    688,585
20 (Age 65)      347,193    840,000    840,000    840,000      28,571     99,249     273,023     28,571     99,249    273,023

Guaranteed cost of insurance rates. Maximum mortality and expense risk charges. Administrative charges and premium loads.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table VI

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $840,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                10,500    840,000    840,000      840,000     7,157      7,635        8,113     7,857      8,335        8,813
 2                21,525    840,000    840,000      840,000    14,168     15,583       17,057    14,693     16,108       17,582
 3                33,101    840,000    840,000      840,000    20,758     23,566       26,611    20,758     23,566       26,611
 4                45,256    840,000    840,000      840,000    26,967     31,621       36,878    26,967     31,621       36,878
 5                58,019    840,000    840,000      840,000    32,841     39,798       47,983    32,841     39,798       47,983
 6                71,420    840,000    840,000      840,000    38,822     48,564       60,508    38,822     48,564       60,508
 7                85,491    840,000    840,000      840,000    44,539     57,558       74,193    44,539     57,558       74,193
 8               100,266    840,000    840,000      840,000    50,200     67,009       89,399    50,200     67,009       89,399
 9               115,779    840,000    840,000      840,000    55,589     76,712      106,055    55,589     76,712      106,055
10               132,068    840,000    840,000      840,000    60,664     86,638      124,282    60,664     86,638      124,282
15               226,575    840,000    840,000      840,000    80,555    140,090      247,733    80,555    140,090      247,733
20               347,193    840,000    840,000      840,000    88,000    197,439      449,555    88,000    197,439      449,555
25               501,136    840,000    840,000      927,123    87,397    266,053      799,244    87,397    266,053      799,244
30               697,610    840,000    840,000    1,486,870    65,280    340,857    1,389,598    65,280    340,857    1,389,598
20 (Age 65)      347,193    840,000    840,000      840,000    88,000    197,439      449,555    88,000    197,439      449,555

Current cost of insurance rates. Current mortality and expense risk charges, administrative charges and premium load.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.18%, 4.82%, and 10.82%.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VII

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $656,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    656,000    656,000      656,000    17,484     18,615       19,747    19,234     20,365       21,497
 2                53,813    656,000    656,000      656,000    35,802     39,239       42,815    37,114     40,552       44,128
 3                82,754    656,000    656,000      656,000    53,705     60,655       68,174    53,705     60,655       68,174
 4               113,142    656,000    656,000      656,000    71,187     82,888       96,058    71,187     82,888       96,058
 5               145,049    656,000    656,000      656,000    88,258    105,986      126,753    88,258    105,986      126,753
 6               178,551    656,000    656,000      656,000   105,906    131,035      161,672   105,906    131,035      161,672
 7               213,729    656,000    656,000      656,000   123,110    157,064      200,156   123,110    157,064      200,156
 8               224,415    656,000    656,000      656,000   117,877    160,786      217,928   117,877    160,786      217,928
 9               235,636    656,000    656,000      656,000   112,417    164,417      237,393   112,417    164,417      237,393
10               247,418    656,000    656,000      656,000   106,683    167,916      258,723   106,683    167,916      258,723
15               315,775    656,000    656,000      835,540    72,655    182,354      398,386    72,655    182,354      398,386
20               403,017    656,000    656,000    1,110,981    23,809    186,573      607,011    23,809    186,573      607,011
25               514,362          0    656,000    1,475,196         0    166,233      910,501         0    166,233      910,501
30               656,471          0    656,000    1,953,907         0     90,599    1,342,006         0     90,599    1,342,006
20 (Age 65)      403,017    656,000    656,000    1,110,981    23,809    186,573      607,011    23,809    186,573      607,011

Guaranteed cost of insurance rates. Maximum mortality and expense risk charges. Administrative charges and premium loads.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VIII

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $656,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    656,000    656,000      656,000    20,220     21,491       22,762    21,970     23,241       24,512
 2                53,813    656,000    656,000      656,000    40,768     44,624       48,635    42,080     45,937       49,948
 3                82,754    656,000    656,000      656,000    60,908     68,705       77,138    60,908     68,705       77,138
 4               113,142    656,000    656,000      656,000    80,657     93,789      108,566    80,657     93,789      108,566
 5               145,049    656,000    656,000      656,000   100,024    119,934      143,247   100,024    119,934      143,247
 6               178,551    656,000    656,000      656,000   120,005    148,243      182,650   120,005    148,243      182,650
 7               213,729    656,000    656,000      656,000   139,599    177,773      226,185   139,599    177,773      226,185
 8               224,415    656,000    656,000      656,000   135,460    183,816      248,126   135,460    183,816      248,126
 9               235,636    656,000    656,000      681,506   131,168    189,967      272,274   131,168    189,967      272,274
10               247,418    656,000    656,000      725,315   126,680    196,198      298,733   126,680    196,198      298,733
15               315,775    656,000    656,000    1,005,272   101,583    231,554      479,314   101,583    231,554      479,314
20               403,017    656,000    656,000    1,395,789    66,066    268,571      762,623    66,066    268,571      762,623
25               514,362    656,000    656,000    1,972,293    22,723    312,362    1,217,313    22,723    312,362    1,217,313
30               656,471          0    656,000    2,816,393         0    359,592    1,934,389         0    359,592    1,934,389
20 (Age 65)      403,017    656,000    656,000    1,395,789    66,066    268,571      762,623    66,066    268,571      762,623

Current cost of insurance rates. Current mortality and expense risk charges, administrative charges and premium load.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.18%, 4.82%, and 10.82%.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IX

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $652,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    652,000    652,000      652,000    17,497     18,629       19,761    19,247     20,379       21,511
 2                53,813    652,000    652,000      652,000    35,828     39,267       42,845    37,141     40,580       44,158
 3                82,754    652,000    652,000      652,000    53,747     60,700       68,223    53,747     60,700       68,223
 4               113,142    652,000    652,000      652,000    71,244     82,952       96,130    71,244     82,952       96,130
 5               145,049    652,000    652,000      652,000    88,332    106,071      126,851    88,332    106,071      126,851
 6               178,551    652,000    652,000      652,000   105,997    131,144      161,801   105,997    131,144      161,801
 7               213,729    652,000    652,000      652,000   123,221    157,199      200,320   123,221    157,199      200,320
 8               224,415    652,000    652,000      652,000   118,009    160,951      218,135   118,009    160,951      218,135
 9               235,636    652,000    652,000      652,000   112,572    164,615      237,648   112,572    164,615      237,648
10               247,418    652,000    652,000      652,000   106,863    168,152      259,034   106,863    168,152      259,034
15               315,775    652,000    652,000      836,665    73,005    182,862      398,923    73,005    182,862      398,923
20               403,017    652,000    652,000    1,112,479    24,442    187,578      607,830    24,442    187,578      607,830
25               514,362          0    652,000    1,477,186         0    168,193      911,729         0    168,193      911,729
30               656,471          0    652,000    1,956,544         0     94,508    1,343,817         0     94,508    1,343,817
20 (Age 65)      403,017    652,000    652,000    1,112,479    24,442    187,578      607,830    24,442    187,578      607,830

Guaranteed cost of insurance rates. Maximum mortality and expense risk charges. Administrative charges and premium loads.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table X

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $652,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    652,000    652,000      652,000    19,995     21,258       22,522    21,745     23,008       24,272
 2                53,813    652,000    652,000      652,000    40,328     44,158       48,141    41,641     45,470       49,453
 3                82,754    652,000    652,000      652,000    60,268     68,005       76,375    60,268     68,005       76,375
 4               113,142    652,000    652,000      652,000    79,831     92,861      107,523    79,831     92,861      107,523
 5               145,049    652,000    652,000      652,000    99,032    118,784      141,915    99,032    118,784      141,915
 6               178,551    652,000    652,000      652,000   118,868    146,883      181,025   118,868    146,883      181,025
 7               213,729    652,000    652,000      652,000   138,342    176,219      224,265   138,342    176,219      224,265
 8               224,415    652,000    652,000      652,000   134,107    182,083      245,903   134,107    182,083      245,903
 9               235,636    652,000    652,000      675,185   129,747    188,074      269,748   129,747    188,074      269,748
10               247,418    652,000    652,000      718,459   125,229    194,172      295,909   125,229    194,172      295,909
15               315,775    652,000    652,000      996,737   100,765    229,452      475,245   100,765    229,452      475,245
20               403,017    652,000    652,000    1,387,098    66,848    267,168      757,875    66,848    267,168      757,875
25               514,362    652,000    652,000    1,960,819    24,103    311,032    1,210,230    24,103    311,032    1,210,230
30               656,471          0    652,000    2,799,895         0    358,171    1,923,058         0    358,171    1,923,058
20 (Age 65)      403,017    652,000    652,000    1,387,098    66,848    267,168      757,875    66,848    267,168      757,875

Current cost of insurance rates. Current mortality and expense risk charges, administrative charges and premium load.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.18%, 4.82%, and 10.82%.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table XI

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $684,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    684,000    684,000      684,000    17,394     18,522       19,651    19,144     20,272       21,401
 2                53,813    684,000    684,000      684,000    35,616     39,041       42,605    36,928     40,354       43,918
 3                82,754    684,000    684,000      684,000    53,417     60,340       67,830    53,417     60,340       67,830
 4               113,142    684,000    684,000      684,000    70,790     82,441       95,557    70,790     82,441       95,557
 5               145,049    684,000    684,000      684,000    87,743    105,392      126,068    87,743    105,392      126,068
 6               178,551    684,000    684,000      684,000   105,265    130,276      160,773   105,265    130,276      160,773
 7               213,729    684,000    684,000      684,000   122,334    156,121      199,006   122,334    156,121      199,006
 8               224,415    684,000    684,000      684,000   116,954    159,635      216,486   116,954    159,635      216,486
 9               235,636    684,000    684,000      684,000   111,333    163,032      235,610   111,333    163,032      235,610
10               247,418    684,000    684,000      684,000   105,421    166,267      256,542   105,421    166,267      256,542
15               315,775    684,000    684,000      827,253    70,205    178,797      394,435    70,205    178,797      394,435
20               403,017    684,000    684,000    1,099,949    19,381    179,539      600,984    19,381    179,539      600,984
25               514,362          0    684,000    1,460,536         0    152,517      901,452         0    152,517      901,452
30               656,471          0    684,000    1,934,478         0     63,245    1,328,661         0     63,245    1,328,661
20 (Age 65)      403,017    684,000    684,000    1,099,949    19,381    179,539      600,984    19,381    179,539      600,984

Guaranteed cost of insurance rates. Maximum mortality and expense risk charges. Administrative charges and premium loads.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table XII

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $684,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                 Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
                   at                  Return of                         Return of                         Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    684,000    684,000      684,000    20,355     21,629       22,905    22,105     23,379       24,655
 2                53,813    684,000    684,000      684,000    40,904     44,773       48,797    42,217     46,086       50,110
 3                82,754    684,000    684,000      684,000    60,932     68,747       77,200    60,932     68,747       77,200
 4               113,142    684,000    684,000      684,000    80,483     93,632      108,429    80,483     93,632      108,429
 5               145,049    684,000    684,000      684,000    99,605    119,518      142,842    99,605    119,518      142,842
 6               178,551    684,000    684,000      684,000   119,329    147,544      181,940   119,329    147,544      181,940
 7               213,729    684,000    684,000      684,000   138,688    176,798      225,160   138,688    176,798      225,160
 8               224,415    684,000    684,000      684,000   134,353    182,589      246,789   134,353    182,589      246,789
 9               235,636    684,000    684,000      684,000   129,921    188,526      270,655   129,921    188,526      270,655
10               247,418    684,000    684,000      720,992   125,357    194,589      296,953   125,357    194,589      296,953
15               315,775    684,000    684,000    1,002,040   100,700    229,616      477,774   100,700    229,616      477,774
20               403,017    684,000    684,000    1,398,847    67,246    267,220      764,294    67,246    267,220      764,294
25               514,362    684,000    684,000    1,988,123    27,413    312,227    1,227,083    27,413    312,227    1,227,083
30               656,471          0    684,000    2,857,516         0    361,351    1,962,633         0    361,351    1,962,633
20 (Age 65)      403,017    684,000    684,000    1,398,847    67,246    267,220      764,294    67,246    267,220      764,294

Current cost of insurance rates. Current mortality and expense risk charges, administrative charges and premium load.


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.18%, 4.82%, and 10.82%.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Appendix B

Corridor Percentages

   Attained Age of
     The Insured         Corridor
 (Nearest Birthday)     Percentage
--------------------   -----------
        0-40              250%
         41               243%
         42               236%
         43               229%
         44               222%
         45               215%
         46               209%
         47               203%
         48               197%
         49               191%
         50               185%
         51               178%
         52               171%
         53               164%
         54               157%
         55               150%
         56               146%
         57               142%
         58               138%
         59               134%
         60               130%
         61               128%
         62               126%
         63               124%
         64               122%
         65               120%
         66               119%
         67               118%
         68               117%
         69               116%
         70               115%
         71               113%
         72               111%
         73               109%
         74               107%
        75-90             105%
         91               104%
         92               103%
         93               102%
         94               101%
        95-99             100%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                                                          DECEMBER 31
                                                                                        1998       1997
                                                                                      ---------  ---------
                                                                                         (IN MILLIONS)
                                                                                      --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                                 $23,830.9  $18,560.7
Preferred stocks                                                                          236.0      257.3
Unaffiliated common stocks                                                                259.3      436.0
Affiliated common stocks                                                                  322.1      412.1
Mortgage loans on real estate                                                           3,932.9    3,012.7
Real estate                                                                               473.8      584.4
Policy loans                                                                            1,606.0      660.5
Other investments                                                                         434.4      335.5
Cash and short-term investments                                                         1,725.4    2,133.0
                                                                                      ---------  ---------
Total cash and investments                                                             32,820.8   26,392.2
Premiums and fees in course of collection                                                  33.3       42.4
Accrued investment income                                                                 432.8      343.5
Reinsurance recoverable                                                                   171.6       71.1
Funds withheld by ceding companies                                                         53.7       44.1
Federal income taxes recoverable from parent company                                       64.7        6.9
Goodwill                                                                                   49.5       52.4
Other admitted assets                                                                      89.3       85.6
Separate account assets                                                                36,907.0   31,330.9
                                                                                      ---------  ---------
Total admitted assets                                                                 $70,622.7  $58,369.1
                                                                                      =========  =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                     $12,310.6  $ 5,872.9
Other policyholder funds                                                               16,647.5   16,360.1
Amounts withheld or retained by Company as agent or trustee                               897.6      878.2
Funds held under reinsurance treaties                                                     795.8      720.4
Asset valuation reserve                                                                   484.5      450.0
Interest maintenance reserve                                                              159.7      135.4
Other liabilities                                                                         504.5      294.7
Short-term loan payable to parent company                                                 140.0      120.0
Net transfers due from separate accounts                                                 (789.0)    (761.9)
Separate account liabilities                                                           36,907.0   31,330.9
                                                                                      ---------  ---------
Total liabilities                                                                      68,058.2   55,400.7

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million (owned by Lincoln National
  Corporation)                                                                             25.0       25.0
Surplus notes due to Lincoln National Corporation                                       1,250.0         --
Paid-in surplus                                                                         1,930.1    1,821.8
Unassigned surplus (deficit)                                                             (640.6)   1,121.6
                                                                                      ---------  ---------
Total capital and surplus                                                               2,564.5    2,968.4
                                                                                      ---------  ---------
Total liabilities and capital and surplus                                             $70,622.7  $58,369.1
                                                                                      =========  =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                  YEAR ENDED DECEMBER 31
                                                                                1998       1997       1996
                                                                              ---------  ---------  ---------
                                                                                      (IN MILLIONS)
                                                                              -------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                                         $12,737.6  $ 5,589.0  $ 7,268.5
Net investment income                                                           2,107.2    1,847.1    1,756.3
Amortization of interest maintenance reserve                                       26.4       41.5       27.2
Commissions and expense allowances on reinsurance ceded                           179.9       99.7       90.9
Expense charges on deposit funds                                                  134.6      119.3      100.7
Separate account investment management and administration service fees            396.3      325.5      244.6
Other income                                                                       31.3       21.3       16.8
                                                                              ---------  ---------  ---------
Total revenues                                                                 15,613.3    8,043.4    9,505.0

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                               13,964.1    4,522.1    5,989.9
Underwriting, acquisition, insurance and other expenses                         2,919.4    3,053.9    3,123.1
                                                                              ---------  ---------  ---------
Total benefits and expenses                                                    16,883.5    7,576.0    9,113.0
                                                                              ---------  ---------  ---------
Gain (loss) from operations before dividends to policyholders, income taxes
and net realized gain on investments                                           (1,270.2)     467.4      392.0
Dividends to policyholders                                                         67.9       27.5       27.3
                                                                              ---------  ---------  ---------
Gain (loss) from operations before federal income taxes and net realized
gain on investments                                                            (1,338.1)     439.9      364.7
Federal income taxes (credit)                                                    (141.0)      78.3       83.6
                                                                              ---------  ---------  ---------
Gain (loss) from operations before net realized gain on investments            (1,197.1)     361.6      281.1
Net realized gain on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                  46.8       31.3       53.3
                                                                              ---------  ---------  ---------
Net income (loss)                                                             $(1,150.3) $   392.9  $   334.4
                                                                              =========  =========  =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                   YEAR ENDED DECEMBER 31
                                                                                 1998       1997       1996
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
                                                                               -------------------------------
Capital and surplus at beginning of year                                       $ 2,968.4  $ 1,962.6  $ 1,732.9
Correction of prior year's asset valuation reserve                                    --      (37.6)        --
Correction of prior year's admitted assets                                            --      (57.0)        --
                                                                               ---------  ---------  ---------
                                                                                 2,968.4    1,868.0    1,732.9
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                               (1,150.3)     392.9      334.4
Difference in cost and admitted investment amounts                                (304.8)     (36.2)      38.6
Nonadmitted assets                                                                 (17.1)      (0.4)      (3.0)
Regulatory liability for reinsurance                                               (35.2)      (3.9)       0.6
Life policy reserve valuation basis                                                 (0.4)      (0.9)      (0.4)
Asset valuation reserve                                                            (34.5)     (36.9)    (105.5)
Proceeds from surplus notes from shareholder                                     1,250.0         --         --
Paid-in surplus, including contribution of common stock of affiliated
company in 1997                                                                    108.4      938.4      100.0
Separate account receivable due to change in valuation                                --       (2.6)        --
Dividends to shareholder                                                          (220.0)    (150.0)    (135.0)
                                                                               ---------  ---------  ---------
Capital and surplus at end of year                                             $ 2,564.5  $ 2,968.4  $ 1,962.6
                                                                               =========  =========  =========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                              YEAR ENDED DECEMBER 31
                                                                           1998        1997        1996
                                                                         ----------  ----------  ----------
                                                                                  (IN MILLIONS)
                                                                         ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received              $ 13,495.2  $  6,364.3  $  8,059.4
Allowances and reserve adjustments paid on reinsurance ceded                 (632.4)     (649.2)     (767.5)
Investment income received                                                  2,003.9     1,798.8     1,700.6
Separate account investment management and administration service fees        396.3       325.5       244.6
Benefits paid                                                              (7,395.8)   (5,345.2)   (4,050.4)
Insurance expenses paid                                                    (2,909.7)   (3,193.0)   (3,216.8)
Federal income taxes recovered (paid)                                          84.2       (87.0)      (72.3)
Dividends to policyholders                                                    (12.9)      (28.4)      (27.7)
Other income received and expenses paid, net                                  207.0        (8.7)      117.0
                                                                         ----------  ----------  ----------
Net cash provided by (used in) operating activities                         5,235.8      (822.9)    1,986.9

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                                 10,926.5    12,142.6    12,542.0
Purchase of investments                                                   (16,950.0)  (10,345.0)  (14,175.4)
Other sources (uses) including reinsured policy loans                        (778.3)      529.1      (377.2)
                                                                         ----------  ----------  ----------
Net cash provided by (used in) investing activities                        (6,801.8)    2,326.7    (2,010.6)

FINANCING ACTIVITIES
Surplus paid-in                                                               108.4          --       100.0
Proceeds from surplus notes from shareholder                                1,250.0          --          --
Proceeds from borrowings from shareholder                                     140.0       120.0       100.0
Repayment of borrowings from shareholder                                     (120.0)     (100.0)      (63.0)
Dividends paid to shareholder                                                (220.0)     (150.0)     (135.0)
                                                                         ----------  ----------  ----------
Net cash provided by (used in) financing activities                         1,158.4      (130.0)        2.0
                                                                         ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments                   (407.6)    1,373.8       (21.7)
Cash and short-term investments at beginning of year                        2,133.0       759.2       780.9
                                                                         ----------  ----------  ----------
Cash and short-term investments at end of year                           $  1,725.4  $  2,133.0  $    759.2
                                                                         ==========  ==========  ==========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION AND OPERATIONS

    The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1998, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LLANY").

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES

    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION

    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS

    Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the Interest Maintenance Reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period in which the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES

    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory-basis net equity and presented in the balance sheet as affiliated common stocks.

    POLICY ACQUISITION COSTS

    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS

    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS

    Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES

    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE

    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

    INCOME TAXES

    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS

    Policyholder dividends are recognized when declared rather than over the term of the related policies.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

    SURPLUS NOTES DUE TO LNC

    Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory-basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

    A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                             CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                             -----------------------------------------------------

                                             DECEMBER 31           YEAR ENDED DECEMBER 31
                                             1998       1997       1998       1997       1996
                                             -----------------------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------------------
Amounts reported on a statutory-basis        $ 2,564.5  $ 2,968.4  $(1,150.3) $   392.9  $   334.4
GAAP adjustments:
  Deferred policy acquisition costs,
    present value of future profits and
    goodwill                                   3,085.2      958.3       48.5      (98.9)      66.7
  Policy and contract reserves                (2,299.9)  (1,672.9)   1,743.4      (48.6)     (57.1)
  Interest maintenance reserve                   159.7      135.4       24.4       58.7      (39.7)
  Deferred income taxes                          181.6      (13.0)    (218.6)      70.3        1.8
  Policyholders' share of earnings and
    surplus on participating business           (132.8)     (79.8)       3.2        5.3        (.3)
  Asset valuation reserve                        484.5      450.0         --         --         --
  Net realized gain (loss) on investments       (174.1)     (91.5)    (116.7)     (20.4)      78.7
  Unrealized gain on investments               1,335.1    1,245.5         --         --         --
  Nonadmitted assets, including nonadmitted
    investments                                  119.1       61.0         --         --         --
  Investments in subsidiary companies            490.4      188.8       41.3      (80.5)      29.9
  Surplus notes and related interest          (1,251.5)        --       (1.5)        --         --
  Other, net                                    (120.1)    (162.5)     103.6      (35.0)     (82.6)
                                             ---------  ---------  ---------  ---------  ---------
Net increase (decrease)                        1,877.2    1,019.3    1,627.6     (149.1)      (2.6)
                                             ---------  ---------  ---------  ---------  ---------
Amounts on a GAAP basis                      $ 4,441.7  $ 3,987.7  $   477.3  $   243.8  $   331.8
                                             =========  =========  =========  =========  =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)

    Other significant accounting practices are as follows:

    INVESTMENTS

    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items through the IMR. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amoritized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations, increased liabilities associated with certain reinsurance agreements and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items have been sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES

    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the repurchase price. It is the Company's policy to take possession of securities with a market value at least equal to the securities loaned. Securities loaned are recorded at amortized cost as long as the value of the related collateral is sufficient. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL

    Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

    PREMIUMS

    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS

    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES

    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED

    Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

    PENSION BENEFITS

    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES

    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS

    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS

    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable life and variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable annuity and variable universal life administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

    RECLASSIFICATION

    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus or net income previously reported.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES

    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. "Prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that Indiana will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    The Company has received written approval from the Insurance Department to record surrender charges applicable to separate account liabilities for variable life and annuity products as a liability in the separate account financial statements payable to the Company's general account. In the accompanying financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying Statement of Operations as a change in reserves or change in premium and other deposit funds.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                          YEAR ENDED DECEMBER 31
                                                                        1998       1997       1996
                                                                     -------------------------------
                                                                             (IN MILLIONS)
                                                                     -------------------------------
Income:
  Bonds                                                              $ 1,714.3  $ 1,524.4  $ 1,442.2
  Preferred stocks                                                        19.7       23.5        9.6
  Unaffiliated common stocks                                              10.6        8.3        6.5
  Affiliated common stocks                                                 5.2       15.0        9.5
  Mortgage loans on real estate                                          323.6      257.2      269.3
  Real estate                                                             81.4       92.2      114.4
  Policy loans                                                            86.5       37.5       35.0
  Other investments                                                       26.5       28.2       22.4
  Cash and short-term investments                                        104.7       70.3       48.9
                                                                     ---------  ---------  ---------
Total investment income                                                2,372.5    2,056.6    1,957.8
Expenses:
  Depreciation                                                            19.3       21.0       25.0
  Other                                                                  246.0      188.5      176.5
                                                                     ---------  ---------  ---------
Total investment expenses                                                265.3      209.5      201.5
                                                                     ---------  ---------  ---------
Net investment income                                                $ 2,107.2  $ 1,847.1  $ 1,756.3
                                                                     =========  =========  =========

    Nonadmitted accrued investment income at December 31, 1997 amounted to $2,600,000, consisting principally of interest on bonds in default and mortgage loans. No accrued investment income was nonadmitted at December 31, 1998.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                     COST OR    GROSS        GROSS
                                                     AMORTIZED  UNREALIZED   UNREALIZED   FAIR
                                                     COST       GAINS        LOSSES       VALUE
                                                     ----------------------------------------------
                                                                      (IN MILLIONS)
                                                     ----------------------------------------------
At December 31, 1998:
  Corporate                                          $17,658.4   $ 1,159.8    $   148.2   $18,670.0
  U.S. government                                        900.7        88.8          3.4       986.1
  Foreign government                                     947.8        59.9         61.2       946.5
  Mortgage-backed                                      4,312.1       171.6         33.4     4,450.3
  State and municipal                                     11.9          .7           --        12.6
                                                     ---------  -----------  -----------  ---------
                                                     $23,830.9   $ 1,480.8    $   246.2   $25,065.5
                                                     =========  ==========    =========   =========

At December 31, 1997:
  Corporate                                          $13,003.8   $   942.2    $    60.1   $13,885.9
  U.S. government                                        436.3        67.9           --       504.2
  Foreign government                                   1,202.1       104.9          5.4     1,301.6
  Mortgage-backed                                      3,874.3       215.2         27.1     4,062.4
  State and municipal                                     44.2          .3           --        44.5
                                                     ---------  -----------  -----------  ---------
                                                     $18,560.7   $ 1,330.5    $    92.6   $19,798.6
                                                     =========  ==========-   =========   =========

    The carrying amount of bonds in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $11,800,000 and $5,500,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                               COST OR
                                                                               AMORTIZED  FAIR
                                                                               COST       VALUE
                                                                               --------------------
                                                                                   (IN MILLIONS)
                                                                               --------------------
Maturity:
  In 1999                                                                      $   705.6  $   712.6
  In 2000-2003                                                                   4,041.9    4,142.8
  In 2004-2008                                                                   6,652.0    6,860.1
  After 2008                                                                     8,119.3    8,899.7
  Mortgage-backed securities                                                     4,312.1    4,450.3
                                                                               ---------  ---------
Total                                                                          $23,830.9  $25,065.5
                                                                               =========  =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)

     The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of investments in bonds during 1998, 1997 and 1996 were $9,395,000,000, $9,715,000,000 and $10,996,900,000, respectively. Gross gains during 1998, 1997 and 1996 of $186,300,000, $218,100,000 and
     $169,700,000, respectively, and gross losses of $138,000,000, $78,000,000 and $177,000,000, respectively, were realized on those sales.

     At December 31, 1998 and 1997, investments in bonds, with an admitted asset value of $97,800,000 and $76,200,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

     Unrealized gains and losses on investments in unaffiliated common stocks and preferred stocks are reported directly in unassigned surplus and do not affect operations. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR     GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                          COST        GAINS        LOSSES       VALUE
                                          --------------------------------------------
                                                         (IN MILLIONS)
                                          --------------------------------------------
At December 31, 1998:
  Preferred stocks                         $236.0       $ 8.9        $ 2.4      $242.5
  Unaffiliated common stocks                223.3        62.0         26.0       259.3
At December 31, 1997:
  Preferred stocks                         $257.3       $12.1        $  .7      $268.7
  Unaffiliated common stocks                357.0        98.5         19.5       436.0

     The carrying amount of preferred stocks in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $5,800,000 and $4,000,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

     During 1998, the minimum and maximum lending rates for mortgage loans were 6.41% and 8.08%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)

    The components of the Company's real estate are summarized  as follows:

                                                                                          DECEMBER 31
                                                                                        1998       1997
                                                                                     --------------------
                                                                                         (IN MILLIONS)
                                                                                     --------------------
Occupied by the Company:
  Land                                                                               $     2.5  $     2.5
  Buildings                                                                                9.0        8.4
  Less accumulated depreciation                                                           (1.7)      (1.2)
Net real estate occupied by the Company                                                    9.8        9.7
Other:
  Land                                                                                    93.2      124.1
  Buildings                                                                              413.0      491.6
  Other                                                                                    7.9        8.1
  Less accumulated depreciation                                                          (50.1)     (49.1)
                                                                                     ---------  ---------
Net other real estate                                                                    464.0      574.7
                                                                                     ---------  ---------
Net real estate                                                                      $   473.8  $   584.4
                                                                                     =========  =========

    Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                             1998       1997       1996
                                                                          -------------------------------
                                                                                  (IN MILLIONS)
                                                                          -------------------------------
Realized capital gains                                                    $   179.7  $   209.3  $    69.3
Less amount transferred to IMR (net of related taxes (credit) of $27.3,
$54.0 and $(6.7) in 1998, 1997 and 1996, respectively)                         50.8      100.2      (12.4)
                                                                          ---------  ---------  ---------
                                                                              128.9      109.1       81.7
Less federal income taxes on realized gains                                    82.1       77.8       28.4
                                                                          ---------  ---------  ---------
Net realized capital gains                                                $    46.8  $    31.3  $    53.3
                                                                          =========  =========  =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES

     Statutory-basis financial information related to the Company's four wholly owned insurance subsidiaries is summarized as follows (in millions):

                                                                       DECEMBER 31, 1998
                                                           --------------------------------------------
                                                           FIRST
                                                           PENN       LNH&C        LNRAC      LLANY
                                                           --------------------------------------------
Cash and invested assets                                   $ 1,221.1   $   333.9   $   403.6  $ 1,938.0
Other assets                                                    40.3        31.3       490.0      270.2
                                                           ---------  -----------  ---------  ---------
Total admitted assets                                      $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
                                                           =========  ==========-  =========  =========

Insurance reserves                                         $ 1,149.8   $   266.3   $   281.8  $ 1,814.5
Other liabilities                                               42.0        24.0       553.7       45.1
Liabilities related to separate accounts                          --          --          --      236.9
Capital and surplus                                             69.6        74.9        58.1      111.7
                                                           ---------  -----------  ---------  ---------
Total liabilities and capital and surplus                  $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
                                                           =========  ==========-  =========  =========

                                                                          DECEMBER 31, 1998
                                                             --------------------------------------------
                                                               FIRST
                                                                PENN       LNH&C      LNRAC      LLANY
                                                             --------------------------------------------
Revenues                                                     $   310.4   $   165.0   $   150.3  $ 1,402.6
Expenses                                                         310.6       164.4       139.5    1,656.1
Net realized gains (losses)                                       (0.3)        0.9        (0.1)      (0.7)
                                                             ---------  ----------   ---------  ---------
Net income (loss)                                            $    (0.5)  $     1.5   $    10.7  $  (254.2)
                                                             =========   =========   =========  =========

                                                                            DECEMBER 31, 1997
                                                             ------------------------------------------------
                                                               FIRST
                                                                PENN       LNH&C        LNRAC        LLANY
                                                             ------------------------------------------------
Cash and invested assets                                     $ 1,154.4   $   284.8    $   399.0    $   796.3
Other assets                                                      36.9        77.3        481.6        130.8
                                                             ---------   ---------    ---------    ---------
Total admitted assets                                        $ 1,191.3   $   362.1    $   880.6    $   972.1
                                                             =========   =========    =========    =========

Insurance reserves                                           $ 1,072.2   $   266.7    $   279.3    $   588.7
Other liabilities                                                 48.4        21.7        546.4          5.8
Liabilities related to separate accounts                            --          --           --        164.7
Capital and surplus                                               70.7        73.7         54.9        212.9
                                                             ---------   ---------    ---------    ---------
Total liabilities and capital and surplus                    $ 1,191.3   $   362.1    $   880.6    $   972.1
                                                             =========   =========    =========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)

                                                                               DECEMBER 31, 1997
                                                               ----------------------------------------------
                                                               FIRST
                                                               PENN       LNH&C      LNRAC        LLANY
                                                               ----------------------------------------------
Revenues                                                       $   267.6  $   135.4   $   125.3    $   230.0
Expenses                                                           262.6      244.2       114.6        224.4
Net realized gains (losses)                                           .1         .6         (.1)         (.1)
                                                               ---------  ---------  -----------  ----------
Net income (loss)                                              $     5.1  $  (108.2)  $    10.6    $     5.5
                                                               =========  =========   =========    =========

     The Company also owns three non-insurance subsidiaries, all of which were formed or acquired in 1998. AnnuityNet, Inc. was formed for the distribution of variable annuities over the internet and is valued on the equity method with an admitted asset value of $1,500,000 at December 31, 1998. Lincoln National Insurance Associates was purchased for $600,000 and is valued on the equity method with an admitted asset value of $600,000 at December 31, 1998. Sagemark Consulting, Inc. ("Sagemark") was purchased in 1998 and is a broker dealer acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $5,700,000 at December 31, 1998.

     The carrying value of all affiliated common stocks, was $322,100,000 and $412,100,000 at December 31, 1998 and 1997, respectively. The insurance affiliates are carried at statutory-basis net equity while other affiliates are recorded at GAAP basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. The cost basis of investments in subsidiaries as of December 31, 1998 and 1997 was $631,100,000 and $466,200,000, respectively.

     During 1998, 1997 and 1996 the Company's insurance subsidiaries paid dividends of $5,200,000, $15,000,000 and $10,500,000, respectively.

5.   FEDERAL INCOME TAXES

     The effective federal income tax rate in the accompanying statements of operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

     In 1997 and 1996, federal income taxes incurred totaled $78,300,000 and $83,600,000, respectively. In 1998, a federal income tax net operating loss of $103,800,000 and tax credits of $19,300,000 were incurred and carried back to recover taxes paid in prior years.

     The Company paid $2,300,000, $164,500,000 and $100,400,000 to LNC in 1998,
     1997 and 1996, respectively, for federal income taxes.

     Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187,000,000 of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5.   FEDERAL INCOME TAXES (CONTINUED)

     became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6.   SUPPLEMENTAL FINANCIAL DATA

     The balance sheet caption, "Other admitted assets", includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future policy benefits and claims," has been reduced for insurance ceded as follows:

                                                                                     DECEMBER 31
                                                                                    1998     1997
                                                                                 --------------------
                                                                                    (IN MILLIONS)
                                                                                 --------------------
Insurance ceded                                                                  $ 4,081.8  $ 1,431.0
Amounts recoverable from other insurers                                               79.9       35.9

    Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                                                                            YEAR ENDED DECEMBER 31
                                                                           1998       1997       1996
                                                                        -------------------------------
                                                                                   (IN MILLIONS)
                                                                        -------------------------------
Insurance assumed                                                       $ 9,018.9   $ 727.2     $ 241.3
Insurance ceded                                                             877.1     302.9       193.3
                                                                        --------    -------     -------
Net amount included in premiums                                         $ 8,141.8   $ 424.3     $  48.0
                                                                        =========   =======     =======

     The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $2,098,800,000, $1,240,500,000 and $787,900,000
     for 1998, 1997 and 1996, respectively.

     Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                                   DECEMBER 31
                                                                                 1998       1997
                                                                               --------------------
                                                                                 (IN MILLIONS)
                                                                               --------------------
Premium deposit funds                                                          $16,285.2  $16,201.8
Undistributed earnings on participating business                                   348.4      142.0
Other                                                                               13.9       16.3
                                                                               ---------  ---------
                                                                               $16,647.5  $16,360.1
                                                                               =========  =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6.  SUPPLEMENTAL FINANCIAL DATA (CONTINUED)

     Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                                                                  DECEMBER 31, 1998
                                                                         -----------------------------------
                                                                                                 NET OF
                                                                         GROSS      LOADING      LOADING
                                                                         -----------------------------------
                                                                                     (IN MILLIONS)
                                                                         -----------------------------------
Ordinary new business                                                    $   9.5       $  3.4       $   6.1
Ordinary renewal                                                           (13.7)        11.3         (25.0)
Group life                                                                  14.2           .2          14.0
                                                                         -------       ------       -------
                                                                         $  10.0       $ 14.9       $  (4.9)
                                                                         =======       ======       =======

                                                                                  DECEMBER 31, 1997
                                                                          ----------------------------------
                                                                                                  NET OF
                                                                          GROSS      LOADING      LOADING
                                                                          ----------------------------------
                                                                                   (IN MILLIONS)
                                                                          ----------------------------------
Ordinary new business                                                     $ 3.2          $2.4          $  .8
Ordinary renewal                                                           17.8           3.2           14.6
Group life                                                                 10.6            .2           10.4
                                                                          -----           ---          -----
                                                                          $31.6          $5.8         $ 25.8
                                                                          =====          ====         ======

     The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consultants, Inc. to write group life and health business. Direct premiums written related to the agreements amounted to $11,900,000 and $13,400,000 in 1998 and 1997, respectively. During 1996,
     LNC Administrative Services Corporation, an affiliate, entered into a similar agreement with the Company with direct premiums written amounting to $7,000,000 and $7,200,000 in 1998 and 1997, respectively. Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7.  ANNUITY RESERVES

     At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                    AMOUNT     PERCENT
                                                                                  ----------------------
                                                                                      (IN MILLIONS)
                                                                                  ----------------------
Subject to discretionary withdrawal with adjustment:
  With market value adjustment                                                    $ 2,659.5           5%
  At book value, less surrender charge                                              2,959.2           5
  At market value                                                                  35,472.0          63
                                                                                  ---------         ---
                                                                                   41,090.7          73
Subject to discretionary withdrawal without adjustment at book value with
minimal or no charge or adjustment                                                 12,747.3          22
Not subject to discretionary withdrawal                                             2,625.1           5
                                                                                  ---------         ---
Total annuity reserves and deposit fund liabilities -- before reinsurance          56,463.1         100%
Less reinsurance                                                                    1,683.8         ===
                                                                                  ---------
Net annuity reserves and deposit fund liabilities, including separate accounts    $54,779.3
                                                                                  =========

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate
    Accounts Annual Statement is as follows:

                                                                    DECEMBER 31,
                                                                        1998
                                                                    -------------
                                                                    (IN MILLIONS)
                                                                    -------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                 $ 2,554.6
  Exhibit 8, Section C -- Total (net)                                      26.0
  Exhibit 10, Column 1, Line 19                                        16,579.6
                                                                      ---------
                                                                       19,160.2
                                                                      ---------
Per Separate Accounts Annual Statement
  Exhibit 6, Column 2, Line 0299999                                       146.4
  Page 3, Line 3                                                       35,472.7
                                                                      ---------
                                                                       35,619.1
                                                                      ---------
Total net annuity reserves and deposit fund liabilities               $54,779.3
                                                                      =========

8.  CAPITAL AND SURPLUS

    In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note for $500,000,000 was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8.  CAPITAL AND SURPLUS (CONTINUED)

    repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    The second note for $750,000,000 was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    A summary of the terms of these surplus notes follows:

                                                                    CURRENT YEAR
                                     PRINCIPAL        PRINCIPAL       INTEREST
  DATE ISSUED                      AMOUNT OF NOTE    OUTSTANDING        PAID
  -------------------------------  --------------   -------------   ------------
  January 5, 1998                   $500,000,000    $ 500,000,000   $ 32,300,000
  December 18, 1998                  750,000,000      750,000,000             --

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In January 1998, the Company assumed a block of individual life insurance and annuity business from CIGNA and in October 1998, the Company assumed a block of individual life insurance business from Aetna (SEE NOTE 10). The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission was expensed in the accompanying Statement of Operations and resulted in the reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 1998 and it will be necessary for the Company to obtain prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. It is expected that statutory-basis unassigned surplus will return to a positive position within two to three years from the closing of the Aetna transaction assuming a level of statutory-basis earnings coinciding with recent earnings patterns. If statutory-basis earnings are less then recent patterns due to adverse operating conditions or further indemnity reinsurance transactions of this nature or other factors, or if dividends are approved and paid at amounts higher than recent history, the statutory-basis unassigned surplus may not return to a positive position as soon as expected. Although no assurance can be given, management believes that the approvals for the payment of such dividends in amounts consistent with those paid in the past can be obtained.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial statements of income or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Option issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1998, 885,252 and 504,369 shares of LNC common stock were subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 430,053 and 87,160, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $23.50 to $96.41. During 1998, 1997 and 1996, 136,469, 170,789 and 72,405 options were exercised, respectively, and 18,288, 1,846 and 10,950 options were forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS

    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1998 and 1997 is a net liability of $670,100,000 and $516,900,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. The Company reviews reserve levels on an ongoing basis. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    During 1997, the Company conducted an in-depth review of loss experience on its disability income business. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserves by $80,000,000 in 1997.

    MARKETING AND COMPLIANCE ISSUES

    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES

    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

    development will not materially affect the financial position of the Company.

    LEASES

    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1998, 1997 and 1996 was $34,000,000, $29,300,000 and $26,400,000, respectively. Future minimum rental commitments are as follows (in millions):

1999                                    $    18.9
2000                                         18.4
2001                                         18.7
2002                                         18.7
2003                                         18.6
Thereafter                                  116.6
                                        ---------
                                        $   209.9
                                        =========

    INFORMATION TECHNOLOGY COMMITMENT

    In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 1998 were $54,800,000. Future minimum annual costs range from $33,600,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

    INSURANCE CEDED AND ASSUMED

    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. Prior to December 31, 1997, the Company limited its maximum coverage that it retained on an individual to $3,000,000. Based on a review of the capital and business in-force effective in January 1998, the Company changed the amount it will retain on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been reinsured with other companies to limit its exposure to interest rate risks. At December 31, 1998, the reserves associated with these reinsurance arrangements totaled $1,608,500,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying statutory-basis financial statements reflect premiums, benefits and policy acquisition expenses net of reinsurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    Proceeds from the sale of common stock of American Statements Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,658,200,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities.

    Pursuant to the terms of the reinsurance agreement, the Company, LLANY and CIGNA are in the final stages of agreeing to the statutory-basis values of these assets and liabilities. Any changes to these values that may occur in future periods will not be material to the Company's financial position.

    Subsequent to this transaction, the Company and LLANY announced that they had reached an agreement to sell the administration rights to a variable

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of August 1, 1998.

    In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

    On October 1, 1998, the Company and LLANY entered into an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LLANY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1998, the Company has provided $44,900,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company has retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $43,400,000 and $8,200,000 at December 31, 1998 and 1997, respectively.

    VULNERABILITY FROM CONCENTRATIONS

    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1998, 25% of such mortgages ($980,500,000) involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $58,200,000.

    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS

    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse affect on the financial position of the Company.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

    Four lawsuits involving alleged fraud in the sale of interest sensitive universal life and whole life insurance have been filed as class actions against the Company, although the court has not certified a class in any of these cases. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. While the relief sought in these cases is substantial, it is premature to make assessments about the potential loss, if any, because the status of the cases ranges from the early states of litigation to the dismissal and appeals stage. Management intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES

    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks at December 31, 1998 relate to mortgage loan pass-through certificates. The Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. The outstanding guarantees as of December 31, 1998 and 1997 were $30,900,000 and $41,600,000, respectively. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1998 and 1997.

    The Company's wholly owned subsidiary, LNH&C, accepts personal accident reinsurance programs from other insurance companies. Most of these programs are presented to LNH&C by independent brokers who represent the ceding companies. Certain excess of loss personal accident reinsurance programs created in the London market during 1993 through 1996 have produced and have potential to produce significant losses. At December 31, 1998 and 1997, liabilities of $177,400,000 and $186,300,000, respectively, have been established for such programs. These reserves are based on various estimates that are subject to considerable uncertainty. Accordingly, this reserve may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    The Company and LNH&C continue to investigate the personal accident reinsurance programs to determine if there are additional programs including certain workers compensation programs, which may produce losses. At this time, the Company and LNH&C do not have sufficient information to determine whether or not it is probable that additional losses have been incurred nor can the Company and LNH&C accurately estimate the ultimate cost or timing of the outcome on these programs.

    DERIVATIVES

    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, commodity risk, credit risk, increased liabilities associated with reinsurance agreements and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

    being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                          NOTIONAL OR         ASSETS (LIABILITIES)
                                          CONTRACT AMOUNTS    -----------------------------------
                                                              CARRYING   FAIR   CARRYING   FAIR
                                                              VALUE      VALUE  VALUE      VALUE
                                          -------------------------------------------------------

                                            DECEMBER 31          DECEMBER 31       DECEMBER 31
                                          1998      1997      1998       1998   1997       1997
                                          -------------------------------------------------------
                                                                (IN MILLIONS)
                                          -------------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements            $4,108.8  $4,900.0   $ 9.3     $  .9   $13.9     $   .9
  Swaptions                                1,899.5   1,752.0    16.2       2.5     6.9        6.9
  Interest rate swaps                        258.3      10.0      --       9.9      --       (1.8)
  Put options                                 21.3        --      --       2.2      --         --
                                          --------  --------  --------   -----  --------   ------
                                           6,287.9   6,662.0    25.5      15.5    20.8        6.0
Foreign currency derivatives:
  Forward contracts                            1.5     163.1      --        --     5.4        5.4
  Foreign currency swaps                      47.2      15.0      --        .3      --       (2.1)
                                          --------  --------  --------   -----  --------   ------
                                              48.7     178.1      --        .3     5.4        3.3
Commodity derivatives:
  Commodity swaps                              8.1        --      --       2.4      --         --
                                          --------  --------  --------   -----  --------   ------
                                          $6,344.7  $6,840.1   $25.5     $18.2   $26.2     $  9.3
                                          ========  ========  ========   =====  ========   ======

    A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                      ------------------------------------------------------------------
                                        INTEREST RATE CAPS       SPREAD LOCKS            SWAPTIONS
                                         1998        1997       1998      1997        1998       1997
                                      ------------------------------------------------------------------
                                                                   (IN MILLIONS)
                                      ------------------------------------------------------------------
Balance at beginning of year          $ 4,900.0   $ 5,500.0     $ --   $      --   $ 1,752.0   $   672.0
New contracts                             708.8          --       --        50.0       218.3     1,080.0
Terminations and maturities            (1,500.0)     (600.0)      --       (50.0)      (70.8)         --
                                      ---------   ---------      ---   ---------   ---------   ---------
Balance at end of year                $ 4,108.8   $ 4,900.0     $ --   $      --   $ 1,899.5   $ 1,752.0
                                      =========   =========      ===   =========   =========   =========

                                                                          FINANCIAL FUTURES
                                                                      CONTRACTS   INTEREST RATE SWAPS
                                                               --------------------------------------------
                                                               1998         1997       1998       1997
                                                               --------------------------------------------
Balance at beginning of year                                   $--      $ 147.7     $    10.0     $  --
New contracts                                                   --         88.3       2,226.6      10.0
Terminations and maturities                                     --       (236.0)     (1,978.3)       --
                                                               ---      -------     ---------     -----
Balance at end of year                                         $--      $    --     $   258.3     $10.0
                                                               ===      =======     =========     =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

                                                                          PUT OPTIONS               COMMODITY SWAPS
                                                                      ------------------------------------------------
                                                                        1998        1997         1998         1997
                                                                      ------------------------------------------------
Balance at beginning of year                                          $      --   $      --    $      --    $      --
New contracts                                                              21.3          --          8.1           --
Terminations and maturities                                                  --          --           --           --
                                                                      ---------   ---------    ---------    ---------
Balance at end of year                                                $    21.3   $      --    $     8.1    $      --
                                                                      =========   =========    ========     =========


                                             FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)
                                             ------------------------------------------------------------------

                                              FOREIGN EXCHANGE         FOREIGN CURRENCY       FOREIGN CURRENCY
                                              FORWARD CONTRACTS             OPTIONS                SWAPS
                                               1998       1997         1998         1997      1998       1997
                                             ------------------------------------------------------------------
                                                                          (IN MILLIONS)
                                             ------------------------------------------------------------------
Balance at beginning of year                 $   163.1  $   251.5   $      --   $    43.9  $    15.0  $    15.0
New contracts                                    419.8      833.1          --          --       39.2         --
Terminations and maturities                     (581.4)    (921.6)         --       (43.9)      (7.0)        --
                                             ---------  ---------   ---------   ---------  ---------  ---------
Balance at end of year                       $     1.5  $   163.0   $      --   $      --  $    47.2  $    15.0
                                             =========  =========   =========   =========  =========  =========

    INTEREST RATE CAP AGREEMENTS

    The interest rate cap agreements, which expire in 1999 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other assets ($9,300,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SWAPTIONS

    Swaptions, which expire in 1999 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other assets ($16,200,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SPREAD LOCK AGREEMENTS

    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

    FINANCIAL FUTURE CONTRACTS

    The Company uses exchange-traded financial futures contracts to hedge against interest rate risks and to manage duration of a portion of its

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

    fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily.

    INTEREST RATE SWAP AGREEMENTS

    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the agreements the stream of variable coupon payments generated from the bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income.

    The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the anticipated purchase of assets to support newly acquired or assumed blocks of business. Once the assets are purchased, the gains resulting from the termination of the swap agreements are applied to the basis of the assets purchased. The gains are recognized in earnings over the life of the assets.

    PUT OPTION

    The Company uses put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate a fixed income, fixed maturity investment. The put options give the Company the right, but not the obligation, to sell to the counterparty of the agreement the specified securities on a specified date at a fixed price.

    FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)

    The Company uses a combination of foreign exchange forward contracts, foreign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified future date.

    COMMODITY SWAP

    The Company uses a commodity swap to hedge its exposure to fluctuations in the price of gold, which is the underlying variable in determining the periodic interest payments associated with a fixed income security. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owns a fixed income security that meets its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments are the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts/payments from commodity swaps are recorded in net investment income.

    ADDITIONAL DERIVATIVE INFORMATION

    Expenses for the agreements and contracts described above amounted to $10,000,000, $7,000,000 and $6,900,000 in 1998, 1997 and 1996, respectively.
    Deferred losses of $48,200,000 as of December 31, 1998, were the result of:
    1) terminated and expired spread-lock agreements and; 2) terminated interest rate swaps. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

    The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, financial futures, interest rate swaps, put options and foreign currency derivatives. However, the Company does not anticipate nonperformance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

    by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1998, the exposure was $21,100,000.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

    BONDS AND UNAFFILIATED COMMON STOCK

    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

    PREFERRED STOCK

    Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS

    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS

    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS

    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SHORT-TERM DEBT

    For short-term debt, the carrying value approximates fair value.

    SURPLUS NOTES DUE TO LNC

    Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

    GUARANTEES

    The Company's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is zero.

    DERIVATIVES

    The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial future contracts and; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread lock agreements, interest rate swaps, commodity swaps and put options.

    INVESTMENT COMMITMENTS

    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

    SEPARATE ACCOUNTS

    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                  DECEMBER 31
                                                 ----------------------------------------------
                                                            1998                   1997
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
ASSETS (LIABILITIES)                             VALUE       FAIR VALUE    VALUE     FAIR VALUE
                                                 ----------------------------------------------
                                                                 (IN MILLIONS)
                                                 ----------------------------------------------
Bonds                                            $ 23,830.9  $ 25,065.5  $ 18,560.7  $ 19,798.6
Preferred stocks                                      236.0       242.5       257.3       268.7
Unaffiliated common stocks                            259.3       259.3       436.0       436.0
Mortgage loans on real estate                       3,932.9     4,100.1     3,012.7     3,179.2
Policy loans                                        1,606.0     1,685.9       660.5       648.3
Other investments                                     434.4       434.4       335.5       335.5
Cash and short-term investments                     1,725.4     1,725.4     2,133.0     2,133.0
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed
    interest contracts                            (17,845.8)  (17,486.4)  (17,324.2)  (16,887.6)
  Remaining guaranteed interest and similar
    contracts                                        (714.4)     (738.2)   (1,267.0)   (1,294.6)
Short-term debt                                      (140.0)     (140.0)     (120.0)     (120.0)
Surplus notes due to LNC                           (1,250.0)   (1,335.1)         --          --
Derivatives                                            25.5        18.2        26.2         9.3
Investment commitments                                   --        (0.6)         --        (0.5)
Separate account assets                            36,907.0    36,907.0    31,330.9    31,330.9
Separate account liabilities                      (36,907.0)  (36,907.0)  (31,330.9)  (31,330.9)

12. ACQUISITIONS AND SALES OF SUBSIDIARIES

    In October 1996, the Company and LLANY purchased a block of group tax-qualified annuity business from UNUM Corporation affiliates. The bulk of the transaction was completed in the form of an assumption reinsurance transaction, which resulted in a ceding commission of $71,800,000. The ceding commission resulted in admissible goodwill of $62,300,000, which is being amortized on a straight-line basis over 10 years. LLANY was required by the New York Department of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

    In 1997, LNC contributed 25,000,000 shares of common stock of American States to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of the stock at fair value. The proceeds from this sale of stock were used to partially finance the CIGNA indemnity reinsurance transaction.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES

    A wholly owned subsidiary of LNC, Lincoln Life and Annuity Distributors, Inc. ("LLAD"), has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $76,700,000 in 1998 and override commissions and operating expense allowances of $61,600,000 and $56,300,000 in 1997 and 1996, respectively. LLAD incurred expenses of $102,400,000, $5,500,000 and $15,700,000 in 1998, 1997 and 1996, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LLAD agreed to increase the override commission expense and eliminate the operating expense allowance.

    Cash and short-term investments at December 31, 1998 and 1997 include the Company's participation in a short-term investment pool with LNC of $383,600,000 and $325,600,000, respectively. Related investment income amounted to $16,800,000, $15,500,000 and $15,300,000 in 1998, 1997 and 1996,
    respectively. Short-term loan payable to parent company at December 31, 1998 and 1997 represent notes payable to LNC.

    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $92,100,000, $48,500,000 and $34,100,000 in 1998, 1997 and 1996, respectively.

    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                            YEAR ENDED DECEMBER 31
                          1998       1997       1996
                        -------------------------------
                                 (IN MILLIONS)
                        -------------------------------
Insurance assumed        $ 13.7      $ 11.9      $ 17.9
Insurance ceded           290.1       100.3       302.8

    The balance sheets include reinsurance balances with affiliated companies as follows:

                             DECEMBER 31
                             1998       1997
                          --------------------
                             (IN MILLIONS)
                          --------------------
Future policy benefits
and claims assumed        $   197.3  $   245.5

Future policy benefits
and claims ceded            1,125.0      997.2

Amounts recoverable on
paid and unpaid losses         84.2       30.4

Reinsurance payable on
paid losses                     6.0        5.3

Funds held under
reinsurance treaties --
net liability               1,375.4    1,115.4

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $318,300,000 and $280,900,000 at December 31, 1998 and 1997,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1998 and 1997, LNC had guaranteed $237,000,000 and $229,100,000, respectively, of these letters of credit. At December 31, 1998, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $122,400,000 for statutory surplus relief received under financial reinsurance ceded agreements.

14. SEPARATE ACCOUNTS
    Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially all of the separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

    Separate account premiums, deposits and other considerations amounted to $3,953,300,000, $4,821,800,000 and $4,148,700,000 in 1998, 1997

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)

    and 1996, respectively. Reserves for separate accounts with assets at fair value were $36,145,900,000 and $30,560,700,000 at

    December 31, 1998 and 1997, respectively. All reserves are subject to discretionary withdrawal at market value.

    A reconciliation of transfers to (from) separate accounts is as follows:

                                                               YEAR ENDED DECEMBER 31
                                                                1998           1997
                                                              ------------------------
                                                                   (IN MILLIONS)
                                                              ------------------------
Transfers as reported in the Summary of Operations of the
various separate accounts:
  Transfers to separate accounts                              $ 3,954.9      $ 4,824.0
  Transfers from separate accounts                             (4,069.8)      (2,943.8)
                                                              ---------      ---------
Net transfers to (from) separate accounts as reported in the
Summary of Operations                                         $  (114.9)     $ 1,880.2
                                                              =========      =========

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS

     In 1997, certain errors were identified by the Illinois Insurance Department in the calculation of the AVR as of December 31, 1996 and 1995. The effects of the AVR errors also resulted in the need for revisions in the calculation of certain investment limitation thresholds, the results of which indicated that additional assets should have been nonadmitted as of December 31, 1996. As discussed by the Company with the Indiana and Illinois Insurance Departments, corrections were made to affected pages of the Company's NAIC Annual Statement which were refiled with various state insurance departments. However, due to immateriality of the corrections in relation to the financial statements taken as a whole, the audited 1996 and 1995 statutory-basis financial statements were not corrected and re-issued.

The Company's 1997 NAIC Annual Statement, as filed with various state insurance departments, also includes the corrected balances for 1996 and 1995. The following is a reconciliation of total admitted assets, total liabilities and capital and surplus as of December 31, 1996 as presented in the 1997 NAIC Annual Statement (as corrected) to the accompanying audited financial statements.

                                            TOTAL                  CAPITAL
                                           ADMITTED    TOTAL         AND
                                            ASSETS   LIABILITIES   SURPLUS
                                          ---------------------------------
Balance as of December 31, 1996 as
reported in the accompanying audited
financial statements                      $50,016.6   $ 48,054.0   $1,962.6
Effect of AVR errors                             --         37.6      (37.6)
Effect of change in investment
limitations                                   (57.0)          --      (57.0)
                                          ---------  -----------   --------
Balance as of December 31, 1996 as
reported in the 1997 NAIC Annual
Statement                                 $49,959.6   $ 48,091.6   $1,868.0
                                          =========  ===========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with outside consultants to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $26,300,000 to address this issue. This brings the expenditures for 1996 through 1998 to $34,200,000 million. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $38,300,000 bringing estimated overall Year 2000 expenditures to $72,500,000. Because updating systems and procedures is an integral part of the Company's on-going operations, approximately 50% of expenditures shown above are expected to continue after all Year 2000 issues have been resolved. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company has completed those four phases for over two-thirds of its high priority IT systems, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase 2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                         /s/ Ernst & Young LLP

February 1, 1999

                                     Part II


                         FEES AND CHARGES REPRESENTATION

     Lincoln Life represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

     (a) Brief description of indemnification provisions.

         In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

         In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

         Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


     The facing sheet;
     A cross-reference sheet (reconciliation and tie);
     The prospectus, consisting of 89 pages;
     The undertaking to file reports;
     The signatures;
     Written consents of the following persons:
        1. Robert A. Picarello, Esq
        2. Ronald D. Franzluebbers, FSA
        3. Ernst & Young, LLP

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

   (1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account (filed with original filing of this Registration Statement).

   (2) Not applicable.

   (3) (a) Form of Selling Group Agreement.*

       (b) Commission Schedule for Variable Life Policies.*

   (4) Not applicable.

   (5) (a) Proposed Forms of Policy and Application (filed with original filing of this Registration Statement).

       (b) Riders (filed with original filing of this Registration Statement).

   (6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(2)

       (b) Bylaws of The Lincoln National Life Insurance Company.(2)

   (7) Not applicable.

   (8) Fund Participation Agreements.

       Agreements between The Lincoln National Life Insurance Company and:

       (a) American Century Variable Products Group, Inc.*
       (b) [deleted]
       (c) Baron Capital Funds Trust*
       (d) BT Insurance Funds Trust(6)
       (e) Delaware Group Premium Fund, Inc.(4)
       (f) Fidelity Variable Insurance Products Fund(1)
       (g) Fidelity Variable Insurance Products Fund II(1)
       (h) Janus Aspen Series*
       (i) Lincoln National Funds not applicable
       (j) MFS[RegTM] Variable Insurance Trust(5)
       (k) Neuberger & Berman Advisers Management Trust*
       (l) OCC Accumulation Trust(6)
       (m) OppenheimerFunds*
       (n) Templeton Variable Products Series Fund*

   (9) Services Agreement between The Lincoln National Life Insurance Co. and Delaware Management Co.(3)


  (10) See Exhibit 1(5).
       See Exhibit 1(5).
       Opinion and Consent of Robert A. Picarello, Esq.
       Not applicable.
       Not applicable.
       Opinion and consent of Ronald D. Franzluebbers, FSA.
       Consent of Ernst & Young, LLP, Auditors.
       Not applicable.


*To be filed by amendment.
(1) Incorporated by reference to Registration Statement on Form N-4
    (File No. 333-04999) filed on September 26, 1996.
(2) Incorporated by reference to Registration Statement on Form N-4
    (File No. 33-27783) filed on December 5, 1996.
(3) Incorporated by reference to Registration Statement on Form S-6
    (File No. 33-40745) filed on November 21, 1997.
(4) Incorporated by reference to Registration Statement on Form N-4
    (File No. 33-25990) filed on April 28, 1998.
(5) Incorporated by reference to Registration Statement on Form S-6
    (File No. 333-42479) filed on April 28, 1998.
(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 333-42479) filed on May 12, 1998.

                               POWER OF ATTORNEY

   We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6 which may be filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to said Registration Statement.

     WITNESS our hands and common seal on this 18th day of December, 1998.


          Signature            Title
          ---------            -----
/s/ Gabriel L. Shaheen         President, Chief Executive Officer and Director
--------------------------     (Principal Executive Officer)
Gabriel L. Shaheen

/s/ Lawrence T. Rowland        Executive Vice President and Director
--------------------------
Lawrence T. Rowland

/s/ Keith J. Ryan              Senior Vice President, Assistant Treasurer and
--------------------------     Chief Financial Officer
Keith J. Ryan                  (Principal Financial Officer and Principal
                               Accounting Officer)

/s/ H. Thomas McMeekin         Director
--------------------------
H. Thomas McMeekin

/s/ Richard C. Vaughan         Director
--------------------------
Richard C. Vaughan

/s/ Jon A. Boscia              Director
--------------------------
Jon A. Boscia

                               POWER OF ATTORNEY

     We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-72875 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement.

     WITNESS our hands and common seal on this 28th day of April, 1999.

Signature                      Title
---------                      -----

--------------------------     President, Chief Executive Officer and Director
Gabriel L. Shaheen             (Principal Executive Officer)

--------------------------     Executive Vice President and Director
Lawrence T. Rowland

/s/ Todd R. Stephenson
--------------------------     Senior Vice President, Chief Financial Officer
Todd R. Stephenson              and Assistant Treasurer
                               (Principal Financial Officer)

--------------------------     Vice President and Controller
Keith J. Ryan                  (Principal Accounting Officer)

--------------------------     Director
H. Thomas McMeekin

--------------------------     Director
Richard C. Vaughan

--------------------------     Director
Jon A. Boscia

STATE OF INDIANA   )
                   ) SS:
COUNTY OF ALLEN    )
                                      Subscribed and sworn to before me this
                                      28th day of April, 1999.

                                      /s/ Janet L. Lindenberg
                                      ----------------------------------------
                                      Notary Public


                                      Commission Expires: 7-10-2001

                               POWER OF ATTORNEY

     We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-72875 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement.

     WITNESS our hands and common seal on this 29th day of April, 1999.



Signature                      Title
---------                      -----

--------------------------     President, Chief Executive Officer and Director
Gabriel L. Shaheen             (Principal Executive Officer)

--------------------------     Executive Vice President and Director
Lawrence T. Rowland

--------------------------     Senior Vice President, Chief Financial Officer
Todd R. Stephenson              and Assistant Treasurer
                               (Principal Financial Officer)

/s/ Keith J. Ryan
--------------------------     Vice President and Controller
Keith J. Ryan                  (Principal Accounting Officer)

--------------------------     Director
H. Thomas McMeekin

--------------------------     Director
Richard C. Vaughan

--------------------------     Director
Jon A. Boscia

STATE OF INDIANA   )
                   ) SS:
COUNTY OF ALLEN    )
                                        Subscribed and sworn to before me this
                                        29th day of April, 1999.

                                        /s/ Janet L. Lindenberg
                                        --------------------------------------
                                        Notary Public


                                        Commission Expires: 7-10-2001

                                  SIGNATURES


     As required by the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 30th day of April, 1999.


                        LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S (Name of Registrant)

                        By: /s/ John H. Gotta
                          -------------------------------------
                          John H. Gotta
                          Senior Vice President
                          The Lincoln National Life Insurance
                          Company


                        THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                        (Name of Depositor)

                        By: /s/ John H. Gotta
                          -------------------------------------
                          John H. Gotta
                          Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 30, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicated:


          Signature            Title
          ---------            -----
/s/ Gabriel L. Shaheen*        President, Chief Executive Officer and
--------------------------     Director (Principal Executive Officer)
Gabriel L. Shaheen

/s/ Jack D. Hunter*            Executive Vice President, General Counsel
--------------------------     and Director
Jack D. Hunter

/s/ Lawrence T. Rowland*       Executive Vice President and Director
--------------------------
Lawrence T. Rowland

/s/ Ian M. Rolland*            Director
--------------------------
Ian M. Rolland

/s/ H. Thomas McMeekin*        Director
--------------------------
H. Thomas McMeekin

/s/ Richard C. Vaughan*        Director
--------------------------
Richard C. Vaughan

/s/ Todd R. Stephenson*        Senior Vice President, Chief Financial Officer
--------------------------     and Assistant Treasurer
Todd R. Stephenson             (Principal Financial Officer)

/s/ Keith J. Ryan*             Vice President and Controller
--------------------------     (Principal Accounting Officer)
Keith J. Ryan

*By /s/ John H. Gotta
--------------------------
John H. Gotta
Attorney-in-Fact